As filed via EDGAR with the Securities and Exchange Commission on July 18, 2001

                                                              File No. 33-84842
                                                               ICA No. 811-8798

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 28 [X]
                                       and
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 28


                             THE BEAR STEARNS FUNDS
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 575 Lexington Avenue, New York, New York 10022
                 ----------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 272-2000

                                    Copy to:
Stephen A. Bornstein, Esq.                   Jay G. Baris, Esq.
Bear, Stearns & Co., Inc.                    Kramer Levin Naftalis & Frankel LLP
575 Lexington Avenue                         919 Third Avenue
New York, New York 10022                     New York, New York 10022
(Name and Address of Agent for Service)

        Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|_| Immediately upon filing pursuant to        |_| on ___________, pursuant
    paragraph (b)                                  to paragraph (b)
|_| 60 days after filing pursuant to paragraph |_| on (date) pursuant to
    (a)(1)                                         paragraph (a)(1)
|X| 75 days after filing pursuant to paragraph |_| on (date) pursuant to
    (a)(2)                                         paragraph (a)(2) of rule 485.
If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The
Bear Stearns
Funds

               Prospectus Dated
               ________________, 2001



o     S&P STARS Opportunities Portfolio

                  Class A, B and C Shares


This Prospectus provides important information about the Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved the Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



The Bear Stearns Funds o 575 Lexington Avenue, New York, NY 10022 1-800-635-1404

Table of Contents
------------------------------------------------------------------------------


RISK/RETURN SUMMARY...........................................................1
       Investment Objective...................................................1
       Principal Strategies...................................................1
       Principal Risks........................................................3
       Who May Want to Invest in the S&P STARS Opportunities Portfolio........4

       PERFORMANCE............................................................4
       Fees and Expenses......................................................5

INVESTMENTS...................................................................6
       Principal Investment Strategies-- Additional Information...............6

RISK FACTORS..................................................................8
       General Risks..........................................................9
       Risks of Equity Securities.............................................9
       Particular Risks.......................................................9

MANAGEMENT OF THE PORTFOLIO...................................................9
       Investment Adviser.....................................................9
       Portfolio Management Team.............................................10

HOW THE PORTFOLIO VALUES ITS SHARES..........................................10

INVESTING IN THE PORTFOLIO...................................................11
       Investment Requirements...............................................11
       Choosing a Class of Shares............................................12
       Relative Advantages of Each Share Class...............................12
       How the Trust Calculates Sales Charges................................13
       Sales Charge Reductions and Waivers...................................15
       Distribution Fees and Shareholder Servicing Fees......................18
       How to Buy Shares.....................................................19
       Purchase Procedures...................................................19
       Additional Purchases Through the Transfer Agent.......................21
       How to Sell Shares....................................................22
       Additional Information About Redemptions..............................22
       Exchanges.............................................................24

SHAREHOLDER SERVICES.........................................................25

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................26
       Distributions.........................................................26
       Taxes.................................................................28

ADDITIONAL INFORMATION.......................................................29
       Performance...........................................................29
       Shareholder Communications............................................29

       The Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company (the "Trust").

       It is important to keep in mind that mutual fund shares are:

       o      not deposits or obligations of any bank;

       o      not insured by the Federal Deposit Insurance Corporation;

       o subject to investment risk, including possible loss of the money invested.

S&P STARS Opportunities Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

       To provide long-term capital appreciation.

Principal Strategies

       To achieve the investment objective of the S&P STARS Opportunities Portfolio, Bear Stearns Asset Management Inc., the investment adviser ("BSAM" or the "Adviser"), principally uses the Standard & Poor's Stock Appreciation Ranking System (or "STARS") to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STAR) for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the total return of the Standard & Poor's MidCap 400 Stock Index.

       o The Adviser generally selects securities of companies that, at the time of purchase, have market capitalizations of under $7 billion or are components of either the Standard & Poor's MidCap 400 Index or the Standard & Poor's SmallCap 600 Index.

       o Generally, the S&P STARS Opportunities Portfolio will invest at least 75% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts that are listed on U.S. exchanges ("ADRs") that, at the time of initial purchase, were ranked five-STARS or, at the time of short sale, were ranked one-STAR.

       o Generally, the S&P STARS Opportunities Portfolio may invest up to 25% of its total assets in U.S. common stocks and ADRs without regard to any particular STARS ranking at the time of purchase, provided that it invests at least 80% of its total assets in securities with any STARS ranking at the time of purchase. The strategy of investing up to 25% of total assets without regard to STARS ranking allows the Adviser to consider a larger universe of stocks of small and medium capitalization companies. These may be companies that S&P does not follow and therefore have no STARS ranking or companies that have STARS ranking below five-STARS. The strategy also permits the Adviser to sell short securities of companies that are ranked higher than one-STAR or that have no STARS ranking. See "Principal Investment Strategies - Additional Information."

       In selecting investments, the Adviser analyzes the stocks ranked by S&P analysts according to the STARS ranking system and selects those it believes have the best potential for capital appreciation. The Adviser focuses on companies that show the potential to achieve growth at a reasonable price. The Adviser considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management.

       If S&P downgrades a security held by the S&P STARS Opportunities Portfolio to four-STARS from five-STARS, the Portfolio may purchase additional shares of that security without limitation. Similarly, if S&P upgrades a security held by the S&P STARS Opportunities Portfolio to two-STARS from one-STAR, the Portfolio may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the S&P STARS Opportunities Portfolio from five- or four-STARS to three-STARS or lower, that security will be subject to the 25% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the S&P STARS Opportunities Portfolio from one- or two-STARS to three-STARS or higher, that security will also be subject to the 25% limitation on investments made without regard to STARS ranking.

       S&P's research staff ranks the stocks of approximately 1,000 issuers in accordance with their expected short- to intermediate-term (up to 12 months) appreciation potential as follows:


        *****        Buy      Expected to be among the best performers over the
                              next 6 to 12 months.
        ****      Accumulate  Expected to be an above-average performer.
        ***         Hold      Expected to be an average performer.

        **         Avoid      Expected to be a below-average performer.
        *           Sell      Expected to be a well-below-average performer.

       The S&P STARS Opportunities Portfolio may "sell short" securities that at the time of initial sale were ranked one-STAR. In a short sale, the Portfolio sells a security it does not own but has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will purchase the security at a lower price to return to the lender and realize a gain for the S&P STARS Opportunities Portfolio. Short selling is considered "leverage" and may involve substantial risk.

Principal Risks

       You may lose money by investing in the S&P STARS Opportunities Portfolio. The S&P STARS Opportunities Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the S&P STARS Opportunities Portfolio's net asset value, yield and/or total return:

       o      The market value of portfolio securities may decline.

       o A particular strategy may not be executed effectively or otherwise generate the intended result.

       o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

       o Foreign securities may be more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.

       o A small- or middle-capitalization company's stock may decline in value because the company lacks the management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.

       o Small- or middle-capitalization company stocks may be subject to wider price swings or be less liquid because they trade less frequently and in smaller volume than large company stocks.

       o Short sales may involve substantial risk and may involve leverage, which may increase potential losses.

       o Rankings by S&P's research group may not accurately assess the investment prospects of a particular security.

       The S&P STARS Opportunities Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the S&P STARS Opportunities Portfolio more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in the S&P STARS Opportunities Portfolio

       The S&P STARS Opportunities Portfolio may be appropriate for investors who:

       o are investing for the long term; o want to add an equity component to their portfolio.

       The S&P STARS Opportunities Portfolio may not be appropriate for investors who:

       o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.

Performance

        No bar chart or performance table is available because the S&P STARS Opportunities Portfolio has not been in operation for a full calendar year.

Fees and Expenses

       This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P STARS Opportunities Portfolio.

      Shareholder Fees (paid directly from your investment)*       Class A    Class B   Class C
----------------------------------------------------------------- ---------- --------- ----------
       Maximum sales charge (load) imposed on purchases             5.50%      None      None
       (as a percentage of offering price)
----------------------------------------------------------------- ---------- --------- ----------
       Maximum deferred sales charge (load)
       (as a percentage of the lower of purchase or sale price)    None**     5.00%(1)   1.00%
----------------------------------------------------------------- ---------- --------- ----------
       Sales charge imposed on reinvested dividends                 None       None      None
----------------------------------------------------------------- ---------- --------- ----------
       Redemption fees***                                           None       None      None
----------------------------------------------------------------- ---------- --------- ----------
       Exchange fees                                                None       None      None
----------------------------------------------------------------- ---------- --------- ----------
     Annual Portfolio Operating Expenses
     (expenses that are deducted from Portfolio assets)
----------------------------------------------------------------- ---------- --------- ----------
       Management Fees                                              0.75%     0.75%      0.75%
----------------------------------------------------------------- ---------- --------- ----------
       Distribution (12b-1) Fees                                    0.25%     0.75%      0.75%
----------------------------------------------------------------- ---------- --------- ----------
       Other Expenses                                               0.49%     0.49%      0.49%
                                                                    -----     -----      -----
                  Shareholder Servicing Fee                         0.25%     0.25%      0.25%
                                                                    -----     -----      -----
       Total Other Expenses (2)                                     0.74%     0.74%      0.74%
----------------------------------------------------------------- ---------- --------- ----------
       Total Annual Portfolio Operating Expenses                    1.74%     2.24%      2.24%
----------------------------------------------------------------- ---------- --------- ----------
       Fee Waiver and Expense Reimbursement                        (0.24)%   (0.24)%    (0.24)%
                                                                   ------    ------     ------
---------------------------------------------------------------- ---------- --------- ----------
       Net Expenses(3)                                              1.50%     2.00%      2.00%
                                                                    ====      ====       ====
----------------------------------------------------------------- ---------- --------- ----------

       * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.
       ** You will pay a contingent deferred sales charge ("CDSC") of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because you purchased $1 million or more of Class A shares.
       *** There is a transaction fee of $7.50 for wiring redemption proceeds.
       (1) The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges-Class B Shares."
       (2) Other Expenses are based on amounts estimated for the current fiscal year.
       (3) The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2002, so that the S&P STARS Opportunities Portfolio's net expenses do not exceed the amounts indicated above.

Example

       This example illustrates the cost of investing in the S&P STARS Opportunities Portfolio over various time periods. It is intended to help you compare the cost of investing in the S&P STARS Opportunities Portfolio with the cost of investing in other mutual funds. The example assumes that:

       o      you invest $10,000 in the S&P STARS Opportunities Portfolio;

       o      your investment returns 5% each year;

       o the S&P STARS Opportunities Portfolio's operating expenses remain the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       If you sell your shares at the end of each period--

                                    1 Year        3 Years
              ------------------ ------------- ---------------
                   Class A           $694          $1,046
              ------------------ ------------- ---------------
                   Class B           $703           $997
              ------------------ ------------- ---------------
                   Class C           $303           $677
              ------------------ ------------- ---------------

       If you do not sell your shares at the end of each period-- **

                                    1 Year        3 Years
              ------------------ ------------- ---------------
                   Class B           $203           $677
              ------------------ ------------- ---------------
                   Class C           $203           $677
              ------------------ ------------- ---------------

       * This Example assumes that net portfolio operating expenses will equal 1.50% for Class A and 2.00% for both Class B and C shares until July 31, 2002 and thereafter will equal 1.74% for Class A, 2.24% for both Class B and C shares.
       ** Class A shares are not shown in this table because generally no CDSC applies to investments of $10,000 in Class A shares. See "How the Trust Calculates Sales Charges" and "Sales Charge Reductions and Waivers."

INVESTMENTS

Principal Investment Strategies -- Additional Information

       The S&P STARS Opportunities Portfolio need not sell a security whose S&P ranking has been downgraded or whose market capitalization increases beyond the initial market capitalization criteria considered when first investing in a security. The S&P STARS Opportunities Portfolio need not terminate a "short" position if a one-STAR security's STARS ranking has been upgraded. If S&P downgrades a security held by the S&P STARS Opportunities Portfolio to four-STARS from five-STARS, the S&P STARS

       Opportunities Portfolio may purchase additional shares of that security without limitation, as if the security were ranked five-STARS. Similarly, if S&P upgrades a shorted security from one-STAR to two-STARS, the S&P STARS Opportunities Portfolio may sell short additional shares of that security without limitation, as if the security were ranked one-STAR.

       For purposes of calculating the 75% of total assets that the S&P STARS Opportunities Portfolio will invest pursuant to its principal investment strategy, "total assets" will not include the Portfolio's investment in money market instruments to maintain liquidity.

"Standard & Poor's(R)", "S&P(R) and "STARS(R)" are trademarks of Standard & Poor's and have been licensed for use by Bear, Stearns & Co. Inc. The S&P STARS Opportunities Portfolio is not sponsored, managed, advised, sold or promoted by S&P.

Investments and Techniques

Some of the principal investments that the S&P STARS Opportunities Portfolio may invest in to achieve its investment objectives include the following: ADRs, convertible securities, equity securities and short sales.

       o ADRs are receipts for the foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

       o Equity securities include common or preferred stocks, rights and warrants.

       o Short sales. In a short sale, the Portfolio sells a security it does not own anticipating that the price will decline. To complete a short sale, the Portfolio must borrow the security to make delivery and must then replace the security borrowed by buying it at the prevailing market price, which may be higher or lower than the price at which the Portfolio sold the security short. Short sales involve leverage, which may involve substantial gains or losses.

However, the S&P STARS Opportunities Portfolio may also engage in other transactions as part of a secondary investment strategy. In addition, the S&P STARS Opportunities Portfolio may engage in transactions not described above as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Statement of Additional Information (the "SAI").

Other Investment Strategies

       o Temporary defensive measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means the Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause the Portfolio to fail to meet its investment objective.

       For temporary defensive purposes, the Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.

       o Portfolio turnover. The Adviser may trade actively to achieve the Portfolio's goals. High portfolio turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Portfolio's shareholders.

       The SAI describes the Portfolio's investment strategies in more detail.

RISK FACTORS

       As with all mutual funds, investing in the Portfolio involves certain risks. There is no guarantee that the Portfolio will meet its investment objective. You can lose money by investing in the Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that the Portfolio will perform as it has in the past.

       The Portfolio may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolio is subject to certain limitations and restrictions on its investments, which are also described in the SAI.

       The Portfolio is subject to the following principal risks, except as noted.

General Risks

       o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

       o Management risk is the risk that the portfolio management team's investment strategy may not produce the intended results. Management risk also involves the possibility that the portfolio management team fails to execute an investment strategy effectively.

Risks of Equity Securities

       o Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have a superior claim to a company's assets in case of liquidation, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders, and bondholders have a superior claim to the company's assets in the event of bankruptcy.

Particular Risks

       o S&P STARS rankings represent the subjective determination of S&P analysts. Past performance of securities included in S&P STARS does not necessarily predict the S&P STARS Opportunities Portfolio's future performance.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

       BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolio. The Adviser was established in 1985 and is located at 575 Lexington Avenue, New York, NY 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co.

       Inc., is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at March 31, 2001 of approximately $19.7 billion.

       The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.

       The Adviser receives annual management fees of 0.75% based on a percentage of the average daily net assets of the Portfolio, reduced by any applicable waivers.

       The Adviser and/or an affiliate, at its own expense, and from its own resources and without reimbursement from the Portfolio, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Portfolio, subject to applicable laws and regulations.

Portfolio Management Team

       The Adviser uses a team approach to manage the Portfolio. The members of each team together are primarily responsible for the day-to-day management of the Portfolio's investments. No single individual is responsible for managing the Portfolio. Each team consists of senior portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of the Portfolio.

HOW THE PORTFOLIO VALUES ITS SHARES

       The net asset value ("NAV"), multiplied by the number of Portfolio shares you own, gives you the value of your investment. The Portfolio calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by the Portfolio to affect the NAV materially.

       Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolio does not price its shares. In this case, the NAV of the Portfolio's shares may change on days when you are not able to buy or sell shares.

       The Portfolio values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The NAV for each class is calculated by adding up the total value of the Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

                            NAV =  Total Assets Less Liabilities
                                   --------------------------------
                                   Number of Shares Outstanding


       You can request the Portfolio's current NAV by calling 1-800-635-1404.

INVESTING IN THE PORTFOLIO

       This section provides information to assist you in purchasing shares of the Portfolio. It describes the minimum investment requirements for the Portfolio, the expenses and sales charges applicable to each Class of shares and the procedures to follow if you decide to buy shares. Please read the entire Prospectus carefully before buying shares of the Portfolio.

Investment Requirements

        Minimum Initial Investment:

              o Non-Retirement Account: $1,000

              o Retirement Account: $250

       Minimum Subsequent Investment:

              o Non-Retirement Account: $50

              o Retirement Account: $25

Choosing a Class of Shares

       Once you decide to buy shares of the Portfolio, you must determine which class of shares to buy. The Portfolio offers Class A, B and C shares. Each class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or account representative can help you choose the class of shares that best suits your investment needs.

       o Class A shares have a front-end sales charge, which is added to the Class A NAV to determine the offering price per share.

       o Class B and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B and C shares have a contingent deferred sales charge ("CDSC") that you must pay if you sell your shares within a specified period of time. In addition, the annual expenses of Class B and C shares are higher than the annual expenses of Class A shares.

       In deciding which class is best, you may consider, among other things:

       o      how much you intend to invest;

       o      the length of time you expect to hold your investment.

Relative Advantages of Each Share Class


                  Investor Characteristics                         Advantages
------------- --------------------------------- -------------------------------------------------
Class A       o  Long-term investment            o Lower expense structure and the mount
                 horizon and/or qualify for        of the initial sales charge decreases as you
                 waiver or reduction of sales      invest more money
                 charge
------------- --------------------------------- -------------------------------------------------
Class B       o  Long-term investment            o No front-end sales charge so the full
                 horizon                           amount of your investment is put to work
                                                   right away; converts to Class A shares after
                                                   eight years
------------- --------------------------------- -------------------------------------------------
Class C       o  Short-term investment           o No front-end sales charge so the full
                 horizon.                          amount of your investment is put to work
                                                   right away and the CDSC is lower than that
                                                   of Class B shares, declining to zero after
                                                   one year
------------- --------------------------------- -------------------------------------------------

       You should consult your financial adviser or account representative before investing in the Portfolio.

       You may be eligible to use the Right of Accumulation or Letter of Intent privileges to reduce your Class A sales charges. See "Reduction of Class A Sales Charges" below.

       The following table summarizes the differences in the expense structures of the three classes of shares:


                             Class A                       Class B                    Class C
       ---------------------- ---------------------- ------------------------ ---------------------
       Front End Sales        5.50%                  None                      None
       Charge*
       ---------------------- ---------------------- ------------------------ ---------------------
       CDSC                   None**                 5% to 0%, declining       1%, if you sell
                                                     the longer you hold       shares within one
                                                     your shares               year of purchase
       ---------------------- ---------------------- ------------------------ ---------------------
       Annual Expenses        Lower than Class B     Higher than Class A       Higher than Class A
                              and C shares           shares (Note: Class       shares; same as
                                                     B shares convert to       Class B
                                                     shares Class A shares 8
                                                     years after purchase)***
       ---------------------- ---------------------- ------------------------ ---------------------

       * There are several ways that you can reduce these charges, as described under "Sales Charge Reductions and Waivers."
       ** You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because you purchased $1 million or more of Class A shares.
       *** Class B shares will not convert to Class A shares if the Adviser believes that the Internal Revenue Service will consider the conversion to be a taxable event. If Class B shares do not convert to Class A shares, they will continue to be subject to higher expenses than Class A shares indefinitely.

How the Trust Calculates Sales Charges

Class A Shares

       The public offering price for Class A shares is the NAV that the Trust calculates after you place your order plus the applicable sales load, as determined in the following table.

                                                       Total Sales Load
       ----------------------------------- -------------------------------------
                                           As a % of offering   As a % of NAV
       Amount of Investment                 price per share
       ----------------------------------- -------------------------------------
       Less than $50,000                           5.50              5.82
       $50,000 or more but less than
         $100,000                                  4.75              4.99
       $100,000 or more but less than
         $250,000                                  3.75              3.90
       $250,000 or more but less than
         $500,000                                  2.75              2.83
       $500,000 or more but less than
         $1,000,000                                2.00              2.04
       $1,000,000 and above                        0.00*             0.00
       ----------------------------------- -------------------------------------

       * You will pay a CDSC of 1% of the lesser of purchase or sale price of your Class A shares if you sell them up to one year after the date of purchase if you purchased them at net asset value because you purchased $1 million or more of Class A shares.

Class B Shares

       The public offering price for Class B shares is the NAV that the Trust calculates after you place your order. You pay no initial sales charge on Class B shares, but you will pay a CDSC if you sell your shares up to six years after the date of purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time you buy until the time you sell your Class B shares. Class B shares have higher annual expenses than Class A shares.

       For the purpose of determining the number of years from the time of any purchase, the Trust will aggregate all payments during a month and consider them made on the first day of that month.

                 Year
                 Since                 CDSC as a % of Dollar
               Purchase               Amount Subject to CDSC
       -------------------------- --------------------------------
               First                            5%
               Second                           4%
               Third                            3%
               Fourth                           3%
               Fifth                            2%
               Sixth                            1%
               Seventh                          0%
               Eighth*                          0%
       -------------------------- --------------------------------

       * Class B shares of the Portfolio will automatically convert into Class A shares of the Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange will convert into Class A shares of the Portfolio based on the date of the initial purchase of the shares of the exchanged Portfolio. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the underlying shares, on a pro rata basis. The Trust does not consider conversion to Class A shares, to be a purchase or sale for federal income tax purposes. You should consult with your own tax adviser.

Class C Shares

       The public offering price for Class C shares is the NAV that the Trust calculates after you place your order. You pay no initial sales charge at the time of purchase. You will pay a CDSC of 1%, however, if you sell Class C shares up to one year after the date of purchase.

       The Trust will calculate the CDSC on Class B and C shares in a manner that results in the lowest possible charge. The Portfolio will apply the CDSC to the lower of

       o      the purchase price of the shares, or

       o      the current market value of the shares being sold.

       You will pay no CDSC when you sell shares you have acquired through reinvestment of dividends or capital gain distributions.

Sales Charge Reductions and Waivers

Waiver of Class A Sales Charges

       The following categories of investors may buy Class A shares without a front-end sales charge:

       o Bear Stearns, its affiliates and their officers, directors or employees (including retired employees); any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Trust and certain family members of any of the these individuals.

       o Employees or registered representatives of any broker-dealers with whom the Distributor has entered into sales agreements ("Authorized Dealers") and their spouses and minor children.

       o      Qualified retirement plans of Bear Stearns.

       o Trustees or directors of investment companies for which BSAM or an affiliate acts as sponsor.

       o Any state, county or city, or any instrumentality, department, authority or agency that is prohibited by law from paying a sales load or commission in connection with the purchase of shares of the Portfolio.

       o Institutional investment clients, including corporate-sponsored pension and profit-sharing plans, other benefit plans and insurance companies.

       o Pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments.

       o Trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients.

       o      Service providers to the Portfolio.

       o Accounts for which an Authorized Dealer or investment adviser charges an asset management fee (including "wrap" fees).

       To take advantage of the sales charge waiver, you must indicate your eligibility on your Account Information Form. If you think you may be eligible for a sales charge waiver, please contact your account representative or call PFPC Inc., the Portfolio's Transfer Agent, at 1-800-635-1404.

Reduction of Class A Sales Charges

       You may reduce your Class A sales charge by taking advantage of the following privileges:

       o Right of Accumulation. Lets you add the value of all Class A shares of each Portfolio of Trust that you currently own for purposes of calculating the sales charge on future purchases of Class A shares. You may count share purchases made by the following investors to calculate the reduced sales charge: you, your spouse and your children under the age of 21 (including shares in certain retirement accounts), and a company that you, your spouse or your children control; a trustee or other fiduciary account (including an employee benefit plan); a trustee or other fiduciary that buys shares concurrently for two or more employee benefit plans of a single employer or of affiliated employers.

       o Letter of Intent. Lets you buy Class A shares of any Portfolio of the Trust over a 13-month period at the same sales charge as if all shares had been bought at once. You are not obligated to buy the full amount of the shares. However, you must complete the intended purchase to obtain the reduced sales load. To qualify for this plan, check the "Letter of Intent" box on the Account Information Form at the time you buy shares of any Portfolio.

Waiver of CDSC

       The Trust will waive the CDSC of Class A, B and C shares under the following circumstances:

       o redemptions made within one year after the death or disability of a shareholder;

       o redemptions by employees participating in eligible benefit plans, including separation of service;

       o redemptions as a result of a combination of any investment company with the Portfolio by merger, acquisition of assets or otherwise;

       o      a mandatory distribution under a tax-deferred retirement plan;

       o redemptions made through the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account, at the time you establish the automatic withdrawal feature.

       If you believe you may qualify for a waiver of the CDSC, please contact your account representative or the Transfer Agent.

Distribution Fees and Shareholder Servicing Fees

       o Distribution Fees. The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Portfolio's Class A, B and C shares. Under the distribution plan, the Portfolio pays the Distributor a fee for the sale and distribution of its shares. The plan provides that the Portfolio's Class A shares pays 0.25% of its average daily net assets and the Portfolio's Class B and C shares each pay 0.75% of its average daily net assets.

       Keep in mind that:

              o The Portfolio pays distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

              o The Distributor will waive its distribution fees to the extent that the Portfolio would exceed the limitations imposed by the National Association of Securities Dealers on asset-based sales charges.

       o Shareholder Servicing Fees. The Trust has adopted a shareholder servicing plan for the Class A, B and C shares of the Portfolio. The shareholder servicing plan allows the Portfolio or the Distributor to pay shareholder servicing agents an annual fee of up to 0.25% of the average daily net assets of each of these classes of shares for personal shareholder services and for maintaining shareholder accounts. Shareholder servicing agents may include Authorized Dealers, fiduciaries, and financial institutions that sponsor "mutual fund supermarkets," "no-transaction fee" programs or similar programs.

How to Buy Shares

       You may buy shares of the Portfolio through your account representative by check or by wire or through the Transfer Agent. If you place your order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time), you will receive the NAV that the Trust calculates that day. Orders placed after the close of trading on the NYSE will be priced at the next business day's NAV.

       When you buy shares, you must specify the class of shares. Otherwise, the Trust will assume that you wish to buy Class A shares.

Purchase Procedures

       Purchase through the Distributor or Authorized Dealers

       Method of Purchase                         Instructions

         In person               o     Contact your account representative.

       Method of Purchase                         Instructions

         By mail                 o     Specify the name of the Portfolio, class
                                       of shares and the number or dollar amount of shares that you wish to buy.

                                 o     For a new account, your account
                                       representative will help you to complete the application.

                                 o     Mail your application or additional
                                       purchase to:
                                       PFPC Inc.
                                       Attention: The Bear Stearns Funds
                                       P.O. Box 8960
                                       Wilmington, DE 19899-8960

                                 o     Send overnight mail to:
                                       PFPC Inc.
                                       Attention: The Bear Stearns Funds
                                       400 Bellevue Parkway
                                       Wilmington, DE 19899

       By telephone              o     Contact your account representative.

       By wire                   o     Specify the name of the Portfolio, class
                                       of shares and the number or dollar amount of shares that you wish to buy.

                                 o On the day of purchase, call the Transfer Agent at 1-800-635-1404 prior to the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time) to give notice of the purchase and before wiring any funds.

                                 o    Wire funds to:
                                      PNC Bank, N.A.
                                      ABA#:  031000053
                                      Credit Account #85-5102-0143

       Method of Redemption                       Instructions

                                       From:  Name of Investor
                                       For the purchase of: Name of Portfolio
                                       Amount:  Amount to be invested

                                 o After calling the Transfer Agent, contact your financial institution to wire funds to PFPC. Please refer to the wire instructions indicated above. Funds must be wired the same day that your trade is placed.

Additional Purchases Through the Transfer Agent:

       Method of Redemption                       Instructions

       By mail                   o     Mail your application or additional
                                       purchase to:
                                       PFPC Inc.
                                       Attention: The Bear Stearns Funds
                                       [name of Portfolio]
                                       P.O. Box 8960
                                       Wilmington, DE 19899-8960

       By telephone/             o     On the day of purchase, call the Transfer
       By wide                         Agent at 1-800-635-1404 prior to
                                       the close of regular trading on the NYSE
                                       (usually 4:00 p.m. Eastern Time) to give notice of the purchase and before wiring any funds.

                                 o     When you call the Transfer Agent:
                                       1. Obtain wire instructions for Bear
                                       Stearns.
                                       2. Place your trade by specifying the
                                       name of the Portfolio, class of shares
                                       and the number or dollar amount of shares that you wish to buy.

                                 o     After calling the Transfer Agent, contact

       Method of Redemption                       Instructions

                                       your financial institution to wire funds to PFPC. Please refer to the wire instructions indicated above. Funds must be wired the same day that your trade is placed.

How to Sell Shares

       o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent. Please refer to the instructions under "How to Buy Shares" for information on selling your shares in person, by telephone, by mail or by wire.

       o When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

       o The Trust will send you payment proceeds generally within seven days after it receives your redemption request.

Additional Information About Redemptions

       o Waiting period. If you buy shares by check, the Trust will wait for your check to clear (up to 15 days) before it sends the proceeds of redemption

       o Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

       o Signature guarantees. If your redemption proceeds exceed $50,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

              -- U.S. bank, trust company, credit union or savings association;

              --     foreign bank that has a U.S. correspondent bank;

              -- U.S. registered dealer or broker in securities, municipal securities or government securities; or

              -- U.S. national securities exchange, a registered securities association or a clearing agency.

       If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you mush also include your title in the signature.

       o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

       o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

       o Automatic redemption; redemption in kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a share of actual portfolio securities. Call the Transfer Agent for details.

       o Suspension of the Right of Redemption. The Portfolio may suspend your right to redeem your shares under any of the following circumstances:

              --     during non-routine closings of the NYSE;

              -- when the Securities and Exchange Commission ("SEC") determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Portfolio's securities; or

              -- when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges

       You may exchange shares of the Portfolio for shares of the same class of another Portfolio of the Trust, usually without paying any additional sales charges. (You may obtain more information about other Portfolios of the Trust by calling the Transfer Agent at 1-800-635-1404.) You may pay a sales charge if the Portfolio you are exchanging did not impose an initial sales charge. You will not have to pay an additional sales charge if the Portfolio you are exchanging was acquired in any of the following ways:

       o      by a previous exchange from shares bought with a sales charge;

       o through reinvestment of dividends and distributions paid with respect to these shares.

       The Trust does not currently charge a fee for exchanges, although it may change this policy in the future.

       Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

       Exchange policies. When exchanging your shares, please keep in mind:

       o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

       o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

       o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

       o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

       o You may qualify for a reduced sales charge. See the SAI for details, or call your account representative.

       o Because excessive trading can hurt the Portfolio's performance and harm shareholders, the Trust may reject your exchange request. For example, multiple requests from "market timers" may require the Portfolio to sell securities at a disadvantageous time or price. The Trust may modify or terminate the exchange option at any time.

SHAREHOLDER SERVICES

       The Trust offers several additional shareholder services. If you would like to take advantage of any of these services, please call your account representative or the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. These services may be changed or terminated at any time with 60 days' notice.

       o Automatic investment plan. You may buy shares of the Portfolio at regular intervals by direct transfer of funds from your bank. You may invest a set amount ($250 for the initial purchase; minimum subsequent investments of $50 or $25 for retirement accounts).

       o Directed distribution option. You may automatically reinvest your dividends and capital gain distributions in the same class of shares of another Portfolio of the Trust or the Money Market Portfolio of The RBB Fund, Inc. You may buy Class A shares without a sales charge at the current NAV. However, if you buy Class B or Class C shares, they may be subject to a CDSC when you sell them. You may not use this service to establish a new account.

       o Systematic withdrawal plan. You may withdraw a set amount ($25 minimum) as long as you have a beginning account balance of at least $5,000. You or the Transfer Agent may terminate the arrangement at any time. If you plan to buy new shares when you participate in a systematic plan, you may have to pay an additional sales charge.

       o Reinstatement privilege. If you sell some or all of your Class A or Class B shares of the Portfolio, you have up to 90 days to reinvest all or part of the redemption proceeds in Class A shares of the Portfolio or other Portfolios of the Trust without paying a sales charge. This privilege applies only to the Class A shares that you purchased subject to the initial sales charge and to Class A and Class B shares on which you paid a CDSC when you sold them. This privilege does not apply to Class C shares. If you believe you may qualify for this privilege, you must notify your account representative or the Transfer Agent when you send your payment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

       If you buy shares of the Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

       The Portfolio passes along your share of its investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Portfolio.

       Ordinarily, the Portfolio declares and pays dividends from its net investment income annually. The Portfolio will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

       You can receive dividends or distributions in one of the following ways:

       o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Portfolio. If you do not indicate another choice on your Account Application, you will receive your distributions this way.

       o Cash. The Trust will send you a check no later than seven days after the payable date.

       o Partial reinvestment. The Trust will automatically reinvest the dividends in additional shares of the Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.

       o Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio of the Trust. See the description of this option in the "Shareholder Services" section above.

       o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

       You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account executive or the Transfer Agent at 1-800-635-1404.

Taxes

       The Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

       o Ordinary dividends from the Portfolio are taxable as ordinary income; distributions from the Portfolio's long-term capital gains are taxable as capital gain (which may be taxable at different rates depending on the length of time the Portfolio holds its assets.

       o Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

       o Dividends from the Portfolio that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Portfolio.

       o Certain dividends and distributions paid to you in January will be taxable as if they had been paid to you the previous December.

       o The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

       o When you sell (redeem) or exchange shares of the Portfolio, you must recognize any gain or loss.

       o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

       o You should review the more detailed discussion of federal income tax considerations in the SAI.

       The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Portfolio.

ADDITIONAL INFORMATION

Performance

       Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare the Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

       The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Trust send these documents to each shareholder individually by calling the Trust at 1-800-766-4111.

The
Bear Stearns
Funds


575 Lexington Avenue
New York, NY 10022
1-800-766-4111

DISTRIBUTOR                                  TRANSFER & DIVIDEND
Bear, Stearns & Co. Inc.                     DISBURSEMENT AGENT
245 Park Avenue                              PFPC Inc.
New York, NY 10167                           Bellevue Corporate Center
                                             400 Bellevue Parkway
                                             Wilmington, DE 19809

INVESTMENT ADVISER                           COUNSEL
Bear Stearns Asset                           Kramer Levin Naftalis & Frankel LLP
Management Inc.                              919 Third Avenue
575 Lexington Avenue                         New York, NY 10022
New York, NY 10022

ADMINISTRATOR                                INDEPENDENT AUDITORS
Bear Stearns Funds                           Deloitte & Touche LLP
Management Inc.                              Two World Financial Center
575 Lexington Avenue                         New York, NY 10281
New York, NY 10022

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

       Statement of Additional Information. The SAI provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

       o To obtain a free copy of the SAI or to make any other inquiries about the Portfolio, you may call or write:

                     PFPC Inc.
                     Attention: The Bear Stearns Funds
                     P.O. Box 8960
                     Wilmington, DE 19899-8960
                     Telephone: 1-800-635-1404 or 1-800-766-4111

       o      You may obtain copies of the SAI or financial reports

              o for free by calling or writing broker-dealers or other financial intermediaries that sell the Portfolio's shares;

              o upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102; or

              o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

       o You may review and copy information about the Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room.


       Investment Company Act File No. 811-8798

The
Bear Stearns
Funds

       Prospectus Dated
       ________________, 2001



                o  S&P STARS Opportunities Portfolio

                Class Y Shares


       This Prospectus provides important information about the Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

       The Securities and Exchange Commission has not approved the Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



The Bear Stearns Funds o 575 Lexington Avenue New York, NY 10022 1-800-635-1404

Table of Contents
-------------------------------------------------------------------------------


  RISK/RETURN SUMMARY.........................................................1
         Investment Objective.................................................1
         Principal Strategies.................................................1
         Principal Risks......................................................3
         Who May Want to Invest in the S&P STARS Opportunities Portfolio......4
         Performance..........................................................4
         Fees and Expenses....................................................4
         Example..............................................................5

  INVESTMENTS.................................................................6
         Principal Investment Strategies-- Additional Information.............6
         Investments and Techniques...........................................6
         Other Investment Strategies..........................................7

  RISK FACTORS................................................................7
         General Risks........................................................8
         Risks of Equity Securities...........................................8
         Particular Risks.....................................................9

  MANAGEMENT OF THE PORTFOLIO.................................................9
         Investment Adviser...................................................9
         Portfolio Management Team............................................9

  HOW THE PORTFOLIO VALUES ITS SHARES........................................10

  INVESTING IN THE PORTFOLIO.................................................10
         How to Buy Shares...................................................10
         How to Sell Shares..................................................12
         Redemption Procedures...............................................12
         Additional Information About Redemptions............................13
         Exchanges...........................................................15

  DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................16
         Distributions.......................................................16
         Taxes...............................................................17

  ADDITIONAL INFORMATION.....................................................18
         Performance.........................................................18
         Shareholder Communications..........................................19

       The Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company (the "Trust").

       It is important to keep in mind that mutual fund shares are:

       o      not deposits or obligations of any bank;

       o      not insured by the Federal Deposit Insurance Corporation;

       o subject to investment risk, including possible loss of the money invested.

S&P STARS Opportunities Portfolio
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Investment Objective

       To provide long-term capital appreciation.

Principal Strategies

       To achieve the investment objective of the S&P STARS Opportunities Portfolio, Bear Stearns Asset Management Inc., the investment adviser ("BSAM" or the "Adviser"), principally uses the Standard & Poor's Stock Appreciation Ranking System (or "STARS") to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STAR) for short selling. The Adviser believes that this approach will provide opportunities to achieve performance that exceeds the total return of the Standard & Poor's MidCap 400 Stock Index.

       o The Adviser generally selects securities of companies that, at the time of purchase, have market capitalizations of under $7 billion or are components of either the Standard & Poor's MidCap 400 Index or the Standard & Poor's SmallCap 600 Index.

       o Generally, the S&P STARS Opportunities Portfolio will invest at least 75% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts that are listed on U.S. exchanges ("ADRs") that, at the time of initial purchase, were ranked five-STARS or, at the time of short sale, were ranked one-STAR.

       o Generally, the S&P STARS Opportunities Portfolio may invest up to 25% of its total assets in U.S. common stocks and ADRs without regard to any particular STARS ranking at the time of purchase, provided that it invests at least 80% of its total assets in securities with any STARS ranking at the time of purchase. The strategy of investing up to 25% of total assets without regard to STARS ranking allows the Adviser to consider a larger universe of stocks of small and medium capitalization companies. These may be companies that S&P does not follow and therefore have no STARS ranking or companies that have STARS rankings below five-STARS. The strategy also permits the Adviser to sell short securities of companies that are ranked higher than one-STAR or that have no STARS ranking. See "Principal Investment Strategies - Additional Information."

       In selecting investments, the Adviser analyzes the stocks ranked by S&P analysts according to the STARS ranking system and selects those it believes have the best potential for capital appreciation. The Adviser focuses on companies that show the potential to achieve growth at a reasonable price. The Adviser considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management.

       If S&P downgrades a security held by the S&P STARS Opportunities Portfolio to four-STARS from five-STARS, the Portfolio may purchase additional shares of that security without limitation. Similarly, if S&P upgrades a security held by the S&P STARS Opportunities Portfolio to two-STARS from one-STAR, the Portfolio may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the S&P STARS Opportunities Portfolio from five- or four-STARS to three-STARS or lower, that security will be subject to the 25% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the S&P STARS Opportunities Portfolio from one- or two-STARS to three-STARS or higher, that security will also be subject to the 25% limitation on investments made without regard to STARS ranking.

       S&P's research staff ranks the stocks of approximately 1,000 issuers in accordance with their expected short- to intermediate-term (up to 12 months) appreciation potential as follows:

        *****        Buy       Expected to be among the best performers over the
                               next 6 to 12 months.
        ****      Accumulate   Expected to be an above-average performer.
        ***          Hold      Expected to be an average performer.
        **           Avoid     Expected to be a below-average performer.
        *            Sell      Expected to be a well-below-average performer.

       The S&P STARS Opportunities Portfolio may "sell short" securities that at the time of initial sale were ranked one-STAR. In a short sale, the Portfolio sells a security it does not own but has borrowed, with the expectation that the security will decline in value. If the Adviser correctly predicts the decline in value, the Adviser will purchase the security at a lower price to return to the lender and realize a gain for the S&P STARS Opportunities Portfolio. Short selling is considered "leverage" and may involve substantial risk.

Principal Risks

       You may lose money by investing in the S&P STARS Opportunities Portfolio. The S&P STARS Opportunities Portfolio is also subject to the following principal risks, more fully described in "Risk Factors" in this Prospectus. Some or all of these risks may adversely affect the S&P STARS Opportunities Portfolio's net asset value, yield and/or total return:

       o      The market value of portfolio securities may decline.

       o A particular strategy may not be executed effectively or otherwise generate the intended result.

       o A security's value will fluctuate in response to events affecting an issuer's profitability or viability.

       o Foreign securities may be more volatile than their domestic counterparts, in part because of comparatively higher political and economic risks, lack of reliable information, and the risks that a foreign government may confiscate assets.

       o A small- or middle-capitalization company's stock may decline in value because the company lacks the management experience, operating experience, financial resources and product diversification that permit larger companies to adapt to changing market conditions.

       o Small- or middle-capitalization company stocks may be subject to wider price swings or be less liquid because they trade less frequently and in smaller volume than large company stocks.

       o Short sales may involve substantial risk and may involve leverage, which may increase potential losses.

       o Rankings by S&P's research group may not accurately assess the investment prospects of a particular security.

       The S&P STARS Opportunities Portfolio is a non-diversified mutual fund, which means that it may invest a larger portion of its assets in a single issuer than if it were diversified. This could make the S&P STARS Opportunities Portfolio more susceptible to price changes of securities of a particular issuer.

Who May Want to Invest in the S&P STARS Opportunities Portfolio

       The S&P STARS Opportunities Portfolio may be appropriate for investors who:

       o      are investing for the long term;

       o      want to add an equity component to their portfolio.

       The S&P STARS Opportunities Portfolio may not be appropriate for investors who:

       o are not willing to take any risk that they may experience share price fluctuations or lose money on their investment.

Performance

        No bar chart or performance table is available because the S&P STARS Opportunities Portfolio has not been in operation for a full calendar year.

Fees and Expenses

       This table describes the fees and expenses that you may pay if you buy and hold shares of the S&P STARS Opportunities Portfolio.

           Shareholder Fees (paid directly from your investment)*        Class Y
       ----------------------------------------------------------------- -------
           Maximum sales charge (load) imposed on purchases              None
           (as a percentage of offering price)
       ----------------------------------------------------------------- -------
           Maximum deferred sales charge (load)                          None
           (as a percentage of the lower of purchase or sale price)
       ----------------------------------------------------------------- -------
           Sales charge imposed on reinvested dividends                  None
       ----------------------------------------------------------------- -------
           Redemption fees                                               None **

       ----------------------------------------------------------------- -------
           Exchange fees                                                 None
       ----------------------------------------------------------------- -------
           Annual Portfolio Operating Expenses
           (expenses that are deducted from Portfolio assets)
       ----------------------------------------------------------------- -------
           Management Fees                                               0.75%
       ----------------------------------------------------------------- -------
           Distribution (12b-1) Fees                                     0.00%
       ----------------------------------------------------------------- -------
           Other Expenses(1)                                             0.49%
                                                                         -----
       ----------------------------------------------------------------- -------
           Total Annual Portfolio Operating Expenses                     1.24%
       ----------------------------------------------------------------- -------
           Fee Waiver and Expense Reimbursement                          (0.24)%
                                                                         -------
       ----------------------------------------------------------------- -------
           Net Expenses(2)                                               1.00%
                                                                         =====
       ----------------------------------------------------------------- -------

       * A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.
       ** There is a transaction fee of $7.50 for wiring redemption proceeds.
       (1) Other Expenses are based on amounts estimated for the current fiscal year.
       (2) The Adviser has agreed to waive a portion of its fee and reimburse certain expenses until at least July 31, 2002, so that the S&P STARS Opportunities Portfolio's net expenses do not exceed the amount indicated above.

Example

       This Example illustrates the cost of investing in the S&P STARS Opportunities Portfolio over various time periods. It is intended to help you compare the cost of investing in the S&P STARS Opportunities Portfolio with the cost of investing in other mutual funds. The Example assumes that:

       o      you invest $10,000 in the S&P STARS Opportunities Portfolio;

       o      your investment returns 5% each year;

       o the S&P STARS Opportunities Portfolio's operating expenses remain the same.*

       Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year           3 Years
         ------------------- ----------------- -----------------
         Class Y                   $102              $370
         ------------------- ----------------- -----------------

       * This Example assumes that net portfolio operating expenses will equal 1.00% until July 31, 2002, and thereafter will equal 1.24%.

INVESTMENTS

Principal Investment Strategies -- Additional Information

       The S&P STARS Opportunities Portfolio need not sell a security whose S&P ranking has been downgraded or whose market capitalization increases beyond the initial market capitalization criteria considered when first investing in a security. The S&P STARS

       Opportunities Portfolio need not terminate a "short" position if a one-STAR security's STARS ranking has been upgraded. If S&P downgrades a security held by the S&P STARS Opportunities Portfolio to four-STARS from five-STARS, the S&P STARS Opportunities Portfolio may purchase additional shares of that security without limitation, as if the security were ranked five-STARS. Similarly, if S&P upgrades a shorted security from one-STAR to two-STARS, the S&P STARS Opportunities Portfolio may sell short additional shares of that security without limitation, as if the security were ranked one-STAR.

       For purposes of calculating the 75% of total assets that the S&P STARS Opportunities Portfolio will invest pursuant to its principal investment strategy, "total assets" will not include the Portfolio's investment in money market instruments to maintain liquidity.

       "Standard & Poor's(R)", "S&P(R) and "STARS(R)" are trademarks of Standard & Poor's and have been licensed for use by Bear, Stearns & Co. Inc. The S&P STARS Opportunities Portfolio is not sponsored, managed, advised, sold or promoted by S&P.

Investments and Techniques

       Some of the principal investments that the S&P STARS Opportunities Portfolio may invest in to achieve its investment objectives include the following: ADRs, equity securities, and short sales.

       o ADRs are receipts for the foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

       o Equity securities include common or preferred stocks, rights and warrants.

       o Short sales. In a short sale, the Portfolio sells a security it does not own anticipating that the price will decline. To complete a short sale, the Portfolio must borrow the security to make delivery and must then replace the security borrowed by buying it at the prevailing market price, which may be higher or lower than the price at which the Portfolio sold the security short. Short sales involve leverage, which may involve substantial gains or losses.

       However, the S&P STARS Opportunities Portfolio may also engage in other transactions as part of a secondary investment strategy. In addition, the S&P STARS Opportunities Portfolio may engage in transactions not described above as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Statement of Information (the "SAI").

Other Investment Strategies

       o Temporary defensive measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means the Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause the Portfolio to fail to meet its investment objective.

       o For temporary defensive purposes, the Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities, repurchase agreements or U.S. or foreign money market instruments.


       o Portfolio turnover. The Adviser may trade actively to achieve the Portfolio's goals. High portfolio turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Portfolio's shareholders.


       The SAI describes the Portfolio's investment strategies in more detail.

RISK FACTORS

       As with all mutual funds, investing in the Portfolio involves certain risks. There is no guarantee that the Portfolio will meet its investment objective. You can lose money by investing in the Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that the Portfolio will perform as it has in the past.

       The Portfolio may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolio is subject to certain limitations and restrictions on its investments, which are also described in the SAI.

       The Portfolio is subject to the following principal risks, except as noted.

General Risks

       o Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.

       o Management risk is the risk that the portfolio management team's investment strategy may not produce the intended results. Management risk also involves the possibility that the portfolio management team fails to execute an investment strategy effectively.

Risks of Equity Securities

       o Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have a superior claim to a company's assets in case of liquidation, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders, and bondholders have a superior claim to the company's assets in the event of bankruptcy.

Particular Risks

       o S&P STARS rankings represent the subjective determination of S&P analysts. Past performance of securities included in S&P STARS does not necessarily predict the S&P STARS Opportunities Portfolio's future performance.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

       BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolio. The Adviser was established in 1985 and is located at 575 Lexington Avenue, New York, NY 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at March 31, 2001 of approximately $19.7 billion.

       The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.

       The Adviser receives annual management fees of 0.75% based on a percentage of the average daily net assets of the Portfolio, reduced by any applicable waivers.

       The Adviser and/or an affiliate, at its own expense, and from its own resources and without reimbursement from the Portfolio, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Portfolio, subject to applicable laws and regulations.

Portfolio Management Team

       The Adviser uses a team approach to manage the Portfolio. The members of each team together are primarily responsible for the day-to-day management of the Portfolio's investments. No single individual is responsible for managing the Portfolio. Each team consists of senior portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of the Portfolio.

HOW THE PORTFOLIO VALUES ITS SHARES

       The net asset value ("NAV"), multiplied by the number of Portfolio shares you own, gives you the value of your investment. The Portfolio calculates its share price, called its NAV, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. You may buy, sell or exchange shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by the Portfolio to affect the NAV materially.

       Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolio does not price its shares. In this case, the NAV of the Portfolio's shares may change on days when you are not able to buy or sell shares.

       The Portfolio values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The NAV for each class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

                                Total Assets Less Liabilities
                         NAV =  --------------------------------
                                Number of Shares Outstanding


       You can request the Portfolio's current NAV by calling 1-800-635-1404.

INVESTING IN THE PORTFOLIO

       This section provides information to assist you in buying and selling shares of the Portfolio. Please read the entire Prospectus carefully before buying Class Y shares of the Portfolio.

How to Buy Shares

       The minimum initial investment is $3,000,000; there is no minimum for subsequent investments. You may buy Class Y shares of the Portfolio through your account representative at a broker-dealer with whom the Distributor has entered into a sales agreement (an "Authorized Dealer") or the Transfer Agent by wire only.

       To buy Class Y shares of the Portfolio by Federal Reserve wire, call the Transfer Agent at 1-800-635-1404 or call your account representative.

       If you do not wire Federal Funds, you must have the wire converted into Federal Funds, which usually takes one business day after receipt of a bank wire. The Transfer Agent will not process your investment until it receives Federal Funds.

       The following procedure will help assure prompt receipt of your Federal Funds wire:

       Call the Transfer Agent at 1-800-635-1404 and provide the following information:

           Your name
           Address
           Telephone number
           Taxpayer ID number
           The amount being wired
           The identity of the bank wiring funds

       The Transfer Agent will then provide you with your Portfolio account number. (If you already have an account, you must also notify the Portfolio before wiring funds.)

       Instruct your bank to wire the specified amount to the Portfolio as follows:

           PNC Bank, N.A.
           ABA #031000053
           Credit Account Number: #85-5102-0143
           From: Name of Investor
           Account Number: Your Portfolio account number

           For the purchase of: Name of Portfolio
           Amount: Amount to be invested

       You may open an account when placing an initial order by telephone, provided you then submit an Account Information Form by mail. The Transfer Agent will not process your investment until it receives a fully completed and signed Account Information Form.

       The Trust and the Transfer Agent each reserve the right to reject any purchase order for any reason.

       On the day of the purchase, call the Transfer Agent at 1-800-635-1404 prior to the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), to give notice of the purchase and before wiring any funds.

       After contacting the Transfer Agent, contact your financial institution to wire Federal Funds to PFPC. Please refer to the wire instructions indicated above. Funds must be wired the same day that your trade is placed.

How to Sell Shares

       o You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent.

       o When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

       o The Trust will send you payment proceeds generally within seven days after it receives your redemption request.

Redemption Procedures

       Redemption Through the Distributor or Authorized Dealers

       Method of Redemption                        Instructions

           In person              o       Visit your account representative.

                                  o       Specify the name of the Portfolio,
                                          class of shares and the number or
                                          dollar amount of shares that you wish
                                          to sell.
          By telephone            o       Call your account representative.

                                  o       Specify the name of the Portfolio,

       Method of Redemption                        Instructions

                                          class of shares and the number or
                                          dollar amount of shares that you wish
                                          to sell.

            By mail               o       Mail your redemption request to your
                                          account representative.

                                  o       Specify the name of the Portfolio,
                                          class of shares and the number or
                                          dollar amount of shares that you wish
                                          to sell.

            By wire               o       Submit wiring instructions to your
                                          account representative.

                                  o       Specify the name of the Portfolio,
                                          class of shares and the number or
                                          dollar amount of shares that you wish
                                          to sell.

       Redemption Through the Transfer Agent

       Method of Redemption                      Instructions

           By mail                o       Mail your redemption request to:
                                          PFPC Inc.
                                          Attention: The Bear Stearns Funds
                                          [name of Portfolio]
                                          P.O. Box 8960
                                          Wilmington, DE 19899-8960

         By telephone             o       Call the Transfer Agent at
                                          1-800-635-1404.

                                  o       Specify the name of the Portfolio,
                                          class of shares and the number or
                                          dollar amount of shares that you wish
                                          to sell.

Additional Information About Redemptions

       o Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

       o Signature guarantees. If your redemption proceeds exceed $100,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

                     - a U.S. bank, trust company, credit union or savings association;

                     -      a foreign bank that has a U.S. correspondent bank;

                     - a U.S. registered dealer or broker in securities, municipal securities or government securities; or

                     - a U.S. national securities exchange, a registered securities association or a clearing agency.

       If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you mush also include your title in the signature.

       o Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

       o Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

       o Automatic redemption; redemption in kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a share of actual portfolio securities. Call the Transfer Agent for details.

       o Suspension of the Right of Redemption. The Portfolio may suspend your right to redeem your shares under any of the following circumstances:

                     -      during non-routine closings of the NYSE;

                     - when the Securities and Exchange Commission ("SEC") determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Portfolio's securities; or

                     - when the SEC orders a suspension to protect the Portfolio's shareholders.

Exchanges

       You may exchange Class Y shares of the Portfolio for Class Y shares of another Portfolio of the Trust, or shares of The Money Market Portfolio of The RBB Fund, Inc. (You may obtain more information about other Portfolios of the Trust by calling the Transfer Agent at 1-800-635-1404.)

       The Trust does not currently charge a fee for exchanges, although it may change this policy in the future.

       Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

       Exchange policies. When exchanging your shares, please keep in mind:

       o An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

       o When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

       o The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

       o Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

       o Because excessive trading can hurt the Portfolio's performance and harm shareholders, the Trust may reject your exchange request. For example, multiple requests from "market timers" may require the Portfolio to sell securities at a disadvantageous time or price. The Trust may modify or terminate the exchange option at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

       If you buy shares of the Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.

Distributions

       The Portfolio passes along your share of its investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Portfolio.

       Ordinarily, the Portfolio declares and pays dividends from its net investment income annually. The Portfolio will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

       You can receive dividends or distributions in one of the following ways:

       o Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Portfolio. If you do not indicate another choice on your Account Information Form, you will receive your distributions this way.

       o Cash. The Trust will send you a check no later than seven days after the payable date.

       o Partial reinvestment. The Trust will automatically reinvest your dividends in additional shares of the Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.

       o Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio of the Trust or the Money Market Portfolio of The RBB Fund, Inc. You may not use this service to establish a new account.

       o Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

       You may choose your distribution method on your original Account Information Form. If you would like to change the option you selected, please call your account executive or the Transfer Agent at 1-800-635-1404.

Taxes

       The Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

       o Ordinary dividends from the Portfolio are taxable as ordinary income; distributions from the Portfolio's long-term capital gains are taxable as capital gain (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

       o Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

       o Dividends from the Portfolio that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Portfolio.

       o Certain dividends and distributions paid to you in January will be taxable as if they had been paid to you the previous December.

       o The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

       o When you sell (redeem) or exchange shares of the Portfolio, you must recognize any gain or loss.

       o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

       o You should review the more detailed discussion of federal income tax considerations in the SAI.

       The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Portfolio.

ADDITIONAL INFORMATION

Performance

       Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare the Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

       The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Trust send these documents to each shareholder individually by calling the Trust at 1-800-766-4111.

The
Bear Stearns
Funds

575 Lexington Avenue
New York, NY 10022
1-800-766-4111

DISTRIBUTOR                                  TRANSFER & DIVIDEND
Bear, Stearns & Co. Inc.                     DISBURSEMENT AGENT
245 Park Avenue                              PFPC Inc.
New York, NY 10167                           Bellevue Corporate Center
                                             400 Bellevue Parkway
                                             Wilmington, DE 19809

INVESTMENT ADVISER                           COUNSEL
Bear Stearns Asset                           Kramer Levin Naftalis & Frankel LLP
Management Inc.                              919 Third Avenue
575 Lexington Avenue                         New York, NY 10022
New York, NY 10022

ADMINISTRATOR                                INDEPENDENT AUDITORS
Bear Stearns Funds                           Deloitte & Touche LLP
Management Inc.                              Two World Financial Center
575 Lexington Avenue                         New York, NY 10281
New York, NY 10022

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

       Statement of Additional Information. The SAI provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

       o To obtain a free copy of the SAI or to make any other inquiries about the Portfolio, you may call or write:

                     PFPC Inc.
                     Attention: The Bear Stearns Funds
                     P.O. Box 8960
                     Wilmington, DE 19899-8960
                     Telephone: 1-800-635-1404 or 1-800-766-4111


       o      You may obtain copies of the SAI or financial reports

              o for free by calling or writing broker-dealers or other financial intermediaries that sell the Portfolio's shares;

              o upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102; or

              o for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.

       o You may review and copy information about the Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 to obtain information on the operation of the SEC's Public Reference Room.

       Investment Company Act File No. 811-8798

                                     PART B

                             THE BEAR STEARNS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                        S&P STARS Opportunities Portfolio


                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                             ________________, 2001

               This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated __________, 2001 with respect to the S&P STARS Opportunities Portfolio of The Bear Stearns Funds (the "Trust"), as each may be revised from time to time, offering shares of the portfolio listed above (the "Portfolio"). To obtain a free copy of such Prospectus, please write to the Trust at PFPC Inc. ("PFPC"), Attention: S&P STARS Opportunities Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960; call the Trust at 1-800-635-1404 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

               Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser.

               Bear Stearns Funds Management Inc. ("BSFM"), a wholly owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolios.

               Bear Stearns, an affiliate of BSAM, serves as distributor of the Portfolio's shares.

                                TABLE OF CONTENTS

                                                                          Page

Investment and Management Policies.............................................1
Management of the Trust.......................................................34
Management Arrangements.......................................................36
Purchase and Redemption of Shares.............................................39
Determination of Net Asset Value..............................................42
Taxes.........................................................................44
Portfolio Transactions........................................................51
Performance Information.......................................................53
Code of Ethics................................................................54
Information about the Trust...................................................55
Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent
Auditors......................................................................56
Appendix.....................................................................A-1

               The Portfolio offers Class A, Class B, Class C and Class Y shares.

               The investment objective and principal investment policies of the Portfolio are described in the Prospectus. The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Portfolio's investment objective may not be achieved. The Portfolio is non-diversified. See "Investment and Management Policies -- Management Policies -- Non-Diversified Status."


                       Investment and Management Policies

               The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Risk/Return Summary," "Investments" and "Risk Factors." Unless otherwise stated, the indicated percentage relates to the Portfolio's total assets that may be committed to the stated investment, measured at the time the Portfolio makes the investment. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

               Bank Obligations. The Portfolio may invest in bank obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). State banking authorities supervise and examine domestic banks organized under state law. State banks are members of the Federal Reserve System only if they elect to join. In addition, the Portfolio may acquire state bank-issued certificates of deposit ("CDs") that are insured by the FDIC (although such insurance may not be of material benefit, depending on the principal amount of the CDs of each bank that is held) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally must, among other things, maintain specified levels of reserves, limit the amounts they loan to a single borrower and comply with other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

               Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks from those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

               Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

               In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge a certain percentage of their assets, as fixed from time to time by the appropriate regulatory authority, by depositing assets with a designated bank within the state; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and state branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

               In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

               Borrowing. The Portfolio may borrow in an amount up to 33-1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Portfolio may not purchase securities when borrowings exceed 5% of its total assets.

               Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced.

               Commercial Paper and Other Short-Term Corporate Obligations. The Portfolio may invest in commercial paper and other short-term obligations. Commercial paper consists of unsecured promissory notes issued by banks, corporations and other borrowers. Such instruments are usually discounted, although some are interest-bearing. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of investment the borrower meets the criteria that the Trust's Board of Trustees (the "Board") has established.

               Convertible Securities. The Portfolio may invest in convertible securities. Convertible securities include debt securities and preferred stock that are convertible at stated exchange rates into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. When the market price of the common stock underlying a convertible security exceeds the conversion price, however, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

               Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The convertible securities in which the Portfolio may invest are subject to the same rating criteria as the Portfolio's investments in non-convertible debt securities. In the case of convertible security with a call feature, the issuer may call the security at a pre-determined price. If a convertible security held by the Portfolio is called, the Portfolio may permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Convertible debt securities may be considered equity investments for purposes of the Portfolio's investment policies.

               Equity Securities. The Portfolio must invest at least 85% of its total assets in equities. These securities include common stocks or preferred stocks, rights and warrants and debt securities or preferred stock that are convertible or exchangeable for common stock or preferred stock.

               Investors should be willing to accept the price volatility associated with stocks in exchange for their relatively high return potential compared to other asset classes.

               Fixed Income Securities. The Portfolio may invest up to 20% of its total assets in fixed income securities. Fixed-income securities include certain corporate debt obligations and U.S. government securities. Although interest-bearing securities are investments that promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by the Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

               Emerging Market Countries. The Portfolio may invest in the securities of issuers located in countries that are considered to be emerging or developing ("emerging countries") by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging country issuer if: (i) its securities are principally traded in an emerging country; (ii) it derives at least 50% of its total revenue from
(a) providing goods or services in emerging countries or (b) sales made in emerging countries; (iii) it maintains 50% or more of its assets in one or more emerging countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging country.

               Emerging Market Securities. The Portfolio may invest in emerging market securities. The securities markets of certain emerging market countries may be marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in early stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

               Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission (the "SEC"), and issuers of these securities usually are not subject to its reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.

               Existing laws and regulations of emerging market countries may be inconsistently applied. As legal systems in emerging market countries develop, investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. The Portfolio's ability to enforce its rights against private emerging market country issuers by attaching assets to enforce a judgment may be limited. Bankruptcy, moratorium and other similar laws applicable to private emerging market country issuers may differ substantially from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of its debt obligations, for example, is of considerable importance. In addition, the holders of commercial bank debt may contest payments to the holders of emerging market country debt securities in the event of default under commercial bank loan agreements.

               Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

               Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolio may invest and adversely affect the value of its assets.

               The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of certain emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of certain emerging market countries are vulnerable to weakness in world prices for their commodity exports.

               The Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxes."

               Foreign Securities. The Portfolio may invest in foreign securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Portfolio's investment in foreign securities may be affected by changes in currency rates and in exchange control regulations and costs incurred in converting among various currencies. The Portfolio may also be subject to currency exposure as a result of its investment in currency or currency futures.

               Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

               Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

               Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Portfolio's assets are uninvested and no return is earned on such assets. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

               Investment in foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, may take the form of ownership of securities issued by such entities or may take the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entitles the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on U.S. exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

               In the case of sponsored ADRs, the issuer of the underlying foreign security and the depositary enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. In the case of an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs, there may be an increased possibility that the Portfolio would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

               Funding Agreements. The Portfolio may invest in funding agreements (sometimes referred to as Guaranteed Interest Contracts or "GICs") of insurance companies. In such cases, the Portfolio contributes cash to a deposit fund of the insurance company's general account, and the insurance company then credits the Portfolio, on a monthly basis, guaranteed interest that is based on an index. All funding agreements will provide that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Portfolio which are not readily marketable, will not exceed 15% of the Portfolio's net assets. In determining dollar-weighted average portfolio maturity, all funding agreements will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

               Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investor might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investor might also seek to have such restricted securities registered in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

               In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

               Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

               Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, the Advisers will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Advisers; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

               The SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are deemed illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The unwinding of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, thereby allowing the Portfolio to treat as liquid those securities that were formerly used as "cover."

               Investment in Other Investment Companies. In accordance with the 1940 Act, the Portfolio may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Portfolio's total assets may be invested in the securities of any one investment company.

               Money Market Instruments. The Portfolio may invest in money market instruments. The Portfolio may invest 20% of its total assets in these instruments.

               The Portfolio may invest in money market instruments, including U.S. government obligations, U.S. Treasury bills and commercial paper that is
(a) rated at the time of purchase in the highest category by an NRSRO; (b) issued by a company having an outstanding unsecured debt issue currently rated not lower than "Aa3" by Moody's or "AA" by S&P or Fitch IBCA, Duff & Phelps

("Fitch"); or (c) if unrated, of comparable quality. The Portfolio may also invest in bank obligations, including, without limitation, time deposits, bankers' acceptances and certificates of deposit, which may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive governmental regulations, which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

               Repurchase Agreements. The Portfolio may enter into repurchase agreements. Repurchase agreements are a type of secured lending and typically involve the acquisition of debt securities from a financial institution, such as a bank, savings and loan association or broker-dealer, which then agrees to repurchase the security at a specified resale price on an agreed future date (ordinarily one week or less). The difference between the purchase and resale prices generally reflects the market interest rate for the term of the agreement.

               The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities that the Portfolio acquires under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans. If the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the securities underlying the repurchase agreement are less than the repurchase price. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with counterparties whose short-term paper is rated no lower than "A1/P1" or whose corporate parent has a rating of no lower than "A1/P1" with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

               Structured Securities. The Portfolio may invest in structured or indexed securities. Structured securities (sometimes referred to as hybrid securities or indexed securities) are considered derivative instruments. The value of the principal of and/or interest on structured securities is linked to, or determined by, reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

               Variable and Floating Rate Securities. The Portfolio may invest in variable and floating rate securities. The interest rates payable on certain fixed-income securities in which the Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Variable and floating rate obligations provide holders with protection against rises in interest rates, but pay lower yields than fixed rate obligations of the same maturity. Variable rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

               Warrants and Stock Purchase Rights. The Portfolio may invest in warrants and stock purchase rights. The Portfolio may invest up to 5% of its total assets in these instruments. Warrants or rights (other than those acquired in units or attached to other securities) entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

               When-Issued and Forward Commitments. The Portfolio may invest up to 33-1/3% of its total assets in when-issued or forward commitment transactions.

               The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining the Portfolio's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash and liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

               The issuance of certain securities depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when-issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Portfolio would be entitled to retain any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

               Zero Coupon, Pay-In-Kind Or Deferred Payment Securities. The Portfolio may invest in zero coupon securities and may invest in pay-in-kind and other discount securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "accreted income." The Portfolio accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

               Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. In addition, because the Portfolio must distribute income to its shareholders to qualify for pass-through federal tax treatment (including "accreted income" or the value of the pay-in-kind interest), it may have to dispose of its investments under disadvantageous circumstances to generate the cash, or may have to borrow to implement these distributions.

Management Policies

               Below Investment Grade and Unrated Securities. Debt securities that are unrated or below investment grade are generally considered to have a credit quality rated below investment grade by NRSROs such as Moody's and S&P. Securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade debt is generally rated "BBB" or higher by S&P or "Baa" or higher by Moody's. Below investment-grade debt securities (that is, securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the debt securities held by the Portfolio may be comparable to securities rated as low as "C" by Moody's or "D" by S&P, the lowest ratings assigned by these agencies. These securities are considered to have extremely poor prospects of ever attaining any real investment grade standing, and to have a current identifiable vulnerability to default, and the issuers and/or guarantors of these securities are considered to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

               Below investment-grade and unrated debt securities generally offer a higher current yield than that available from investment grade issues, but involve greater risk. Below investment-grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below-investment-grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaults, the Portfolio may incur additional expenses to seek recovery. A foreign issuer may not be willing or able to repay the principal or interest of such obligations when it becomes due, due to factors such as debt service, cash flow situation, the extent of its foreign reserves, and the availability of sufficient foreign exchange on the date a payment is due. The risk of loss due to default by the issuer is significantly greater for the holders of below-investment-grade and unrated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, in recent years some Latin American countries have defaulted on their sovereign debt.

               The Portfolio may have difficulty disposing of certain high yield, high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield, high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

               Below investment-grade and unrated debt securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

               Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment-grade and unrated securities especially in a market characterized by low trading volume. Factors adversely affecting the market value of high yield, high risk securities are likely to adversely affect the Portfolio's net asset value ("NAV"). In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on the Portfolio holding or participate in the restructuring of an obligation.

               An economic downturn could severely affect the ability of highly leveraged issuers of below investment-grade securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of below-investment-grade bonds will have an adverse effect on the Portfolio's NAV to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

               The secondary market for below investment-grade bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for investment grade securities. This reduced liquidity may have an adverse effect on the ability of the Portfolio to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for below investment-grade bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of below-investment-grade or comparable unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio's NAV.

               Since investors generally perceive that there are greater risks associated with the medium-rated and below investment-grade securities, the yields and prices of such securities may tend to fluctuate more than those for highly rated securities because changes in the perception of these issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

               Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio's NAV.

               Medium rated, below investment-grade and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since these securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Portfolio may attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

               Downgraded Debt Securities. Subsequent to its purchase by the Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of such securities by the Portfolio, but the Adviser will consider such event in determining whether the Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI.

               Options, in General. The Portfolio may, but is not required to, use derivatives to reduce risk or enhance return, including options on securities and financial indices. The Portfolio may invest up to 5% of its total assets, represented by the premium paid, in the purchase of put and call options. The Portfolio may write covered put or call option contracts in an amount up to 20% of its net assets at the time such option contracts are written.

               Options on Securities. The Portfolio may purchase put and call options and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

               The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities to the purchaser against receipt of the exercise price. When the Portfolio writes a call option, it loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

               The Portfolio may purchase call options on securities in order to fix the cost of a future purchase. The Portfolio also may purchase call options as a means of enhancing returns by, for example, participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid.

               The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

               The Portfolio may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities it holds. A put option would enable the Portfolio to sell the underlying security at a predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

               The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

               The Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which the Advisers expect will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

               The Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected securities the values of which the Advisers expect will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances, the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities acquired.

               The Portfolio may write options on securities in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the security's purchase price and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

               The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the security's purchase price and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

               Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

               When the Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, the Portfolio may not be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities."

               OTC options purchased by the Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities."

               The Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash or other liquid securities, marked-to-market daily, having a value equal to or greater than the exercise price of the option.

               Options on Securities Indices. The Portfolio also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

               When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

               Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

               Options Straddles. The Portfolio may purchase and write covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Portfolio would enter into a long straddle when the Adviser believes that it is likely that the price of the underlying security will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call. The Portfolio would enter into a short straddle when the Adviser believes that it is unlikely that the price of the underlying security will be as volatile during the term of the options as the option pricing implies. In the case of a straddle written by the Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

               Special Characteristics and Risks of Options Trading. The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Portfolio wishes to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Portfolio may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security or currency and the market value of the option.

               The following considerations are important in deciding whether to use options to enhance income or to hedge the Portfolio's investments:

               (1) The value of an option position will reflect, among other things, the current market price of the underlying security, or bond index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, or bond index and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of bond index options, fluctuations in the market sector represented by the selected index.

               (2) Exchange-traded options normally have expiration dates of up to 90 days and OTC options normally have expiration dates up to one year. The exercise price of the options may be below, equal to or above the current market value of the underlying securities, bond index or currencies. Purchased options that expire unexercised have no value. Unless an option purchased by the Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

               (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Portfolio intends to purchase or write only those options for which there appears to be an active secondary market, a liquid secondary market may not exist for any particular option at any specific time because of: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange;
(e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.C.") to handle current trading volume; or
(f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

               Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. Although the Portfolio will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with the Portfolio, the Portfolio may not be able to liquidate an OTC option at a favorable price at any time prior to expiration.

               In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the event of insolvency of the counter-party, the Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. Transactions are entered into by the Portfolio only with brokers or financial institutions that the Adviser deems to be creditworthy.

               With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because the Portfolio must maintain a covered position with respect to any call option it writes on a security, securities index or currency, the Portfolio may not sell the underlying security or currency (or invest any cash, or liquid securities used to cover a securities index option) during the period it is obligated under the option. This requirement may impair the Portfolio's ability to sell the underlying security or make an investment at a time when such a sale or investment might be advantageous.

               (4) Securities index options are settled exclusively in cash. If the Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

               (5) The Portfolio's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs; however, the Portfolio may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

               (6) The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               Risks of Options on Foreign Currencies. Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Risk Factors -- Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

               Futures Contracts, in General. The Portfolio may, but is not required to, use derivatives to reduce risk or enhance return, including futures contracts on securities and indices and related options.

               Futures Contracts and Related Options. The Portfolio may enter into futures contracts for the purchase or sale of securities and financial indices and currencies in accordance with the Portfolio's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Portfolio is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 10% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in the Portfolio paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

               Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

               The Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be affected by the liquidity of these markets. Although the Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, a liquid market on an exchange may not exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Portfolio had written and which it was unable to close, it would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

               Risks inherent in the use of these strategies include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Portfolio to sell the portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described in "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Segregation Requirements."

               Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving futures contracts and options thereon when the Adviser's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the investment as a whole should be no greater than if the same strategy had been pursued in the cash market.

               Exchanges on which futures and related options trade may impose limits on the positions that the Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

               Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, a liquid market may not exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

               Limitations on the Purchase and Sale of Futures Contracts and Related Options.

               CFTC Limits. In accordance with Commodity Futures Trading Commission ("CFTC") regulations, the Portfolio is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on existing futures and premiums paid for options on futures exceed 5% of the liquidation value of the Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

               Segregation Requirements. To the extent the Portfolio enters into futures contracts, the SEC requires it to maintain a segregated asset account with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash and liquid securities marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

               With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Portfolio. However, written options, since they involve potential obligations of the Portfolio, may require segregation of its assets if the options are not "covered" as described under "Options on Futures Contracts." If the Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If the Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

               Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the option or futures strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Portfolio's assets could impede fund management or the Portfolio's ability to meet current obligations.

               Uses of Futures Contracts. Futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

               Position Hedging. The Portfolio might sell futures contracts to protect against a decrease in the market value of its securities. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if market values are expected to decline, the Portfolio might sell futures contracts on securities, the values of which historically have correlated closely or are expected to correlate closely to the values of its portfolio securities. Such a sale would have an effect similar to selling an equivalent value of portfolio securities. If market values decrease, the value of the Portfolio's securities will decline, but the value of the futures contracts will increase at approximately an equivalent rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. In the case of debt securities, the Portfolio could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact market values rise rather than fall, the value of the futures contract will fall but the value of the securities should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the securities position and correlate precisely with the securities position, there should be no loss or gain with a rise (or fall) in market values. However, if only 50% of the securities position is hedged with futures, then the value of the remaining 50% of the securities position would be subject to change because of market fluctuations. Whether securities positions and futures contracts correlate precisely is a significant risk factor.

               Anticipatory Position Hedging. When the Portfolio expects that market values may decline and it intends to acquire securities, the Portfolio might purchase futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of the securities which the Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that would be purchased, the Portfolio could take advantage of the anticipated rise in the cost of the securities without actually buying them. The Portfolio could therefore make the intended purchases of the securities in the cash market and concurrently liquidate the futures positions.

               Risk Management and Return Enhancement -- Debt Securities. The Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

               The Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

               The Portfolio may use interest rate futures contracts to hedge its fund against changes in the general level of interest rates and in other circumstances permitted by the CFTC. The Portfolio may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt securities that the Portfolio intends to purchase in the future. A rise in the price of the debt securities prior to their purchase may be either offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Portfolio may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

               The Portfolio may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities. To the extent that a portion of the Portfolio's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Portfolio correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio. The Portfolio may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Portfolio intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

               The settlement price of a futures contract is generally a function of the spot market price of the underlying security and a cost of financing, adjusted for any interest, dividends or other income received on the underlying instrument over the life of the contract. It is therefore possible to earn a return approximating that of debt securities of a similar tenor to that of a forward contract by security or basket of securities and selling a futures contract for such security or basket. The Portfolio may enter into such future strategies, using securities other than debt obligations, in cases where (a) government regulations restrict foreign investment in fixed income securities but not in other securities, such as common stocks, or commodities; and (b) in the Adviser's opinion both the cash and futures markets are sufficiently liquid.

               Options on Futures Contracts. The Portfolio may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

               If the Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

               Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. The writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

               When the Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

               To the extent the Portfolio is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options -- Segregation Requirements."

               Uses of Options on Futures Contracts. Options on futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

               Position Hedging. The Portfolio may purchase put options on interest rate, currency or other financial index futures contracts to hedge its portfolio against the risk of a decline in the market value of the securities it owns.

               Anticipatory Hedging. The Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities it intends to acquire.

               Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of securities the Portfolio intends to acquire. If the futures price at expiration of the option is above the exercise price, the Portfolio retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities it intends to acquire.

               Whether an option on a futures contract is subject to the 5% CFTC limit depends on whether use of the option constitutes a bona fide hedge.

               Risk Management and Return Enhancement. Writing a put option that does not relate to securities the Portfolio intends to acquire would be a return enhancement strategy which would result in a loss if market values fall.

               Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, the Portfolio would retain the full amount of the option premium, increasing its income. If the futures price when the option is exercised is above the exercise price, however, the Portfolio would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

               Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the market value of the Portfolio's securities.

               The Portfolio's use of futures contracts and related options may not be successful and it may incur losses in connection with its purchase and sale of future contracts and related options.

               Futures Straddles. The Portfolio may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. The Portfolio would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option and where the same security or futures contract is considered for both the put and the call. The

Portfolio would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies.

               Special Characteristics and Risks of Futures Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Portfolio will be required to deposit with its custodian the initial margin. Unlike margin in securities transactions, margin on futures contracts the Portfolio has written does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts or on such options is in the nature of a performance bond or good-faith deposit on the contract that will be returned to the Portfolio upon termination of the transaction, assuming all contractual obligations have been satisfied. Similarly, variation margin does not involve borrowing to finance the futures, but rather represents a daily settlement of the Portfolio's obligations to or from a clearing organization.

               Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures. The Portfolio will incur brokerage fees and related transaction costs when it purchases or sells futures contracts and premiums.

               Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because futures prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

               The following considerations are important in deciding whether to use futures contracts:

               (1) Successful use by the Portfolio of futures contracts will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires skills and techniques that are different from those needed to predict changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or currency but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are the subject of the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses on the futures position. In addition, if the Portfolio has insufficient cash, it may have to sell portfolio investments to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities or currencies, the Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

               (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

               (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make variation margin payments.

               (4) As is the case with options, the Portfolio's activities in the futures markets may result in higher fund turnover rates and additional transaction costs in the form of added brokerage commissions; however, the Portfolio may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

               Guideline for Futures. The Portfolio will not purchase or sell futures contracts if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and initial margin deposits would exceed 5% of the market value of the Portfolio's total assets. This guideline may be modified by the board without shareholder vote. Adoption of this guideline will not limit the percentage of the Portfolio's assets at risk to 5%.

               Forward Foreign Currency Contracts. The Portfolio may enter into forward contracts. The Portfolio may engage in foreign currency hedging strategies, including among others, settlement hedging, transaction hedging, position hedging, proxy hedging and cross-hedging. A "settlement hedge" or "transaction hedge" is designed to protect the Portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Portfolio may also use forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected the specific investments.

               The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if the Portfolio owns securities denominated in a particular currency, it could enter into a forward contract to sell that particular currency in return for U.S. dollars to hedge against possible declines in the particular currency's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency (or basket of currencies) expected to perform similarly to a particular currency. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regard to the Portfolio's use of proxy hedges, historical correlations between the movement of certain foreign currencies relating to the U.S. dollar may not continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

               The Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

               Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. The Adviser's use of currency management strategies may not be advantageous to the Portfolio and the Adviser may not hedge at appropriate times.

               A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

               At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

               The Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. For example, the Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. In addition, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

               The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

               Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

               The Portfolio may also create non-speculative "synthetic" positions. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. A synthetic position is the duplication of a cash market transaction when the Adviser deems it to be advantageous for cost liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, the Portfolio may experience large cash inflows which may be redeemed from the Portfolio in a relatively short period. In this case, the Portfolio can leave the amounts uninvested in anticipation of the redemption or the Portfolio can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Portfolio could create a synthetic position by investing in a futures contract on a security, such as a bond denominated in a foreign currency or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. Since the financial markets in emerging countries are not as developed as in the United States, these financial investments may not be available to the Portfolio and the Portfolio may be unable to hedge certain risks or enter into certain transactions. The Portfolio would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash, the Portfolio's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market i.e., purchased securities.

               As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, the portfolio may not in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

               The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

               Unless the Portfolio engages in currency hedging transactions, it will be subject to the risk of changes in relation to the U.S. dollar of the value of the currencies in which its assets are denominated. The Portfolio may from time to time seek to protect, during the period prior to the remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of the foreign country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. Suitable U.S. dollar-denominated investments may not be available at the time the Adviser wishes to use them to hedge amounts to be remitted. In addition, dollar-denominated securities may not be available in some or all emerging countries, that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Portfolio.

               A separate account of the Portfolio consisting of cash or liquid securities equal to the amount of the Portfolio's assets that could be required to consummate forward contracts, when required under applicable laws, will be established with the Portfolio's Custodian. For the purpose of determining the adequacy of the assets in the account, the deposited assets will be valued at market or fair value. If the market or fair value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

               The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. The Portfolio may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains cash or liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contract which value must be marked to market daily. The Portfolio will comply with guidelines established by the SEC with respect to coverage of forward contracts entered into by the Portfolio (including SEC guidelines in respect of forward contracts subject to netting arrangements) and, if such guidelines so require, will set aside liquid assets in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

               At or before the maturity date of a forward contract requiring the Portfolio to sell a currency, the Portfolio may either sell the portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

               The cost to the Portfolio of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

               Although the Portfolio will value its assets daily in terms of U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

               The Portfolio generally will not enter into a forward contract with a term of greater than one year.

               Lending Portfolio Securities. The Portfolio may lend its portfolio securities. The Portfolio can lend portfolio securities up to 33-1/3% of its total assets. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Portfolio's investment standards to be the equivalent of cash. From time to time, the Portfolio may return to the borrower (or a third party that is unaffiliated with such Portfolio) and that is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

               The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

               The Portfolio has appointed Custodial Trust Company ("CTC"), an affiliate of BSAM, as Lending Agent. CTC receives a transaction fee for its services. The Trust, CTC, Bear Stearns and other affiliates have applied to the SEC for an exemptive order that would, among other things, permit the Portfolio to: (a) pay to CTC, or any of its affiliates, fees based on a share of the proceeds derived by the Portfolio from securities lending transactions; (b) deposit some or all of the cash collateral received in connection with its securities lending activities and other uninvested cash in one or more joint trading accounts; and (c) lend portfolio securities to any affiliated broker-dealers, including Bear Stearns.

               Non-Diversified Status. A non-diversified fund, within the meaning of the 1940 Act, means that the fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Adviser intends to limit a non-diversified Portfolio's investments, however, in order to qualify as a "regulated investment company" for the purposes of Subchapter M of the Code. See "Taxes." To qualify, a non-diversified Portfolio must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the value of its total assets, not more than 5% of the value of the Portfolio's total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a non-diversified Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio's return may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

               Short Selling. The Portfolio may engage in short sales. Short sales are transactions in which an investor sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the investor must borrow the security to make delivery to the buyer. The investor then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the investor. Until the security is replaced, the investor is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, an investor also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

               Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

               The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio.

               The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. The Portfolio may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. The Portfolio may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

               Short Sales "Against the Box." The portfolio at no time will have more than 25% of the value of its net assets in deposits on short sales against the box. The Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date, at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sales. It currently is anticipated that the Portfolio will make short sales against the box for purposes of protecting the value of the Portfolio's net assets.

               Additional Information about the S&P STARS Opportunities Portfolio's Investment Strategies. As described in the Prospectus, the principal strategy of the S&P STARS Opportunities Portfolio is to invest at least 75% of its total assets in securities ranked 5-STARS at their time of purchase, or to sell short securities ranked 1-STAR at their time of short sale. The remaining 25% of the Portfolio's assets may be invested in securities without regard to ratings by S&P (the "25% bucket"), provided that the S&P STARS Opportunities Portfolio invests (or short sells) at least 80% of its total assets in stocks with any STARS rating.

               Generally, STARS rankings are determined "at their time of purchase" or "at their time of short sale." Compliance with the STARS rankings for purposes of the 25% bucket test is measured on any given day without giving effect to securities transactions executed on that day. Securities transactions executed on any given day are given effect for purposes of the 25% bucket test on the start of the following day. Cash and cash equivalents are counted as part of the Portfolio's total assets, but do not count as part of the 25% bucket for purposes of determining compliance, provided that the Portfolio invests (or short sells) at least 80% of its total assets in stocks with any STARS rating.

               The 25% bucket includes securities that are ranked below 5-STARS at the time of purchase, and securities sold short that are ranked above 1-STAR at the time of sale. Once the 25% bucket is full, the S&P STARS Opportunities Portfolio cannot continue to purchase non-5-STARS ranked securities, or sell non-1-STAR ranked securities, unless under one of the following two exceptions. First, if the S&P STARS Opportunities Portfolio buys a 5-STARS ranked stock that S&P later downgrades to a 4-STARS rating, that stock is not included in the 25% bucket. The S&P STARS Opportunities Portfolio may continue to hold that stock, and, going forward, may purchase more shares of that stock, without regard to the 25% limitation as long as it is ranked 4-STARS. Second, if the S&P STARS Opportunities Portfolio has sold short a 1-STAR ranked stock that is later upgraded to 2-STARS, that stock is not included in the 25% bucket. The S&P STARS Opportunities Portfolio may continue to maintain its short position in that stock and, going forward, may sell short more shares of that stock, without regard to the 25% limitation as long as it is ranked 2-STARS.

               Under certain circumstances, the S&P STARS Opportunities Portfolio's holdings of securities ranked 3-STARS (or less) and/or short positions in securities ranked 3-STARS (or more) can exceed 25% of its total assets without being a violation of the 25% bucket test. These circumstances include:

      o situations when the 25% bucket is exceeded because of changes in net assets due to market appreciation, depreciation or share redemptions;

      o     situations when S&P downgrades a stock to 3-STARS or below;

      o situations when S&P upgrades a stock that the Portfolio has sold short to 3-STARS or higher; and

      o situations when, by a corporate action, a 5-STARS stock (or 4-STARS stock that was previously ranked 5-STARS while held by the Portfolio) is split or spun off into two or more stocks ranked below 4-STARS, or is unranked.

In each of these situations, however, if the 25% bucket is full or overflowing, the S&P STARS Opportunities Portfolio cannot buy additional non-5-STARS ranked stock, or sell non-1-STAR ranked stock, except under the two exceptions described above.

               If S&P upgrades a stock that the S&P STARS Opportunities Portfolio owns to 5-STARS, that stock is considered to be a 5-STARS stock for all purposes. For example, if the Portfolio has invested 4% of its assets in a stock ranked 3-STARS, and if S&P upgrades the stock to 5-STARS, that stock is no longer counted in the 25% bucket. Moreover, if S&P upgrades a 3-STARS stock to a 5-STARS stock, and later downgrades it to a 4-STARS stock, the S&P STARS Opportunities Portfolio may continue to own and purchase more shares of that stock under the first exception described above. Similarly, if S&P downgrades a security that the S&P STARS Opportunities Portfolio has sold short to 1-STAR, that stock is considered to be a 1-STAR stock for all purposes, and is not counted in the 25% bucket.

               As described in the Prospectus, the S&P STARS Opportunities Portfolio need not sell a security whose S&P STARS ranking has been downgraded and the S&P STARS Opportunities Portfolio may purchase additional shares of a four-STARS security that was ranked five STARS at the time of the initial purchase. If the S&P STARS ranking of that security is downgraded to three STARS or less, however, new purchases of that security are counted toward the 25% of total assets that the S&P STARS Portfolio may invest (or sell short) without regard to STARS ranking.

               Similarly, the S&P STARS Opportunities Portfolio need not buy back a one-STAR security it has sold short if the STARS ranking of the security is upgraded and the S&P STARS Opportunities Portfolio may sell short additional shares of a two-STAR security that was ranked one STAR at the time of the initial short sale. If the S&P STARS ranking of that security is upgraded to three or more STARS, however, new short sales of that security are counted toward the 25% of total assets that the S&P STARS Opportunities Portfolio may invest (or sell short) without regard to STARS ranking.

               At any time that the S&P STARS Opportunities Portfolio's holdings of securities ranked three STARS (or less) and/or short positions in securities ranked three STARS (or more) exceed 25% of its total assets, the S&P STARS Opportunities Portfolio may not acquire or sell short additional shares of such securities until the amount so invested declines below 25% of total assets.

               Investment Restrictions. The Portfolio has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined in the 1940 Act). Investment restrictions that are not fundamental policies may be changed by vote of a majority of the Trustees at any time. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Restrictions

1.      Concentration

               The Portfolio may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. government securities.

               For purposes of determining concentration of investments in particular industries, the Trust will rely on Bloomberg's industry classifications.


2.      Commodities

               The Portfolio may not invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

3.      Real Estate

               The Portfolio may not purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

4.      Borrowing

               The Portfolio may not borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

5.      Lending

               The Portfolio may not make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

6.      Underwriting

               The Portfolio may not act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

7.      Senior Securities

               The Portfolio may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the Investment Restriction related to Borrowing, the Portfolio may borrow money as authorized by the 1940 Act.

8.      Margin

               The Portfolio may not purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Non-Fundamental Restrictions.

1.      Pledging Assets

               The Portfolio may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

2.      Options

               The Portfolio may not purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and SAI.

3.      Other Investment Companies

               The Portfolio may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

4.      Unseasoned Issuers

               The Portfolio may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

5.      Management or Control

               The Portfolio may not invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

6.      Illiquid Securities

               The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

                             Management of the Trust

               Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. There is also one Advisory Trustee who attends meetings and serves on committees but does not vote.

               Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk. Sen. Dixon may be considered an interested person because the law firm with which he is affiliated has performed legal services for Bear Stearns.

                              TRUSTEES AND OFFICERS
--------------------------------- ------------ -------------------------------------------------
Name, (age date of birth) and     Position
address                           with Trust   Principal Occupation

--------------------------------- ------------ -------------------------------------------------
Peter M. Bren (11/09/3365)        Trustee      President of The Bren Co. (realty).
126 East 56th Street
New York, NY  10021
--------------------------------- ------------ -------------------------------------------------
Doni L. Fordyce (11/15/5940) *    Trustee      Since 1996, Senior Managing Director of
575 Lexington Avenue              and          Bear Stearns; until 1996, Vice President,
New York, NY 10022                President    Asset Management Group, Goldman, Sachs & Co.
--------------------------------- ------------ -------------------------------------------------
John S. Levy (10/11/3564)         Trustee      Since 1996, Managing Partner, Fayerweather
Fayerweather Capital Partners                  Capital Partners (a private investment
595 Madison Avenue                             partnership); from 1984 to 1995, Managing
New York, NY  10022                            Director and Chief Administrative Officer of
                                               the Financial Services Division of Lehman
                                               Brothers Inc. and Senior Executive Vice
                                               President and Co-Director of
                                               International Division of
                                               Shearson Lehman/American Express.
--------------------------------- ------------ -------------------------------------------------
Michael Minikes (05/17/4356) *    Trustee,     Senior Managing Director of Bear Stearns;
245 Park Avenue                   Chairman     Treasurer and Director of The Bear Stearns
New York, NY  10167               of the       Companies Inc.; since 1997, Chairman of the
                                  Board        Board of Trustees of the Trust; since 1999,
                                               Co-President of Bear, Stearns Securities Corp.
--------------------------------- ------------ -------------------------------------------------
Robert E. Richardson              Trustee      Retired; from 1990 to 1999, Vice President,
(11/01/4158)                                   Broker/Dealer Department, Mellon Bank, N.A.
20 Auger Drive
Suffern, NY  10901
--------------------------------- ------------ -------------------------------------------------
Alan J. Dixon (07/07/2771) *      Advisory     Since 1993, Partner, Bryan Cave (St. Louis law
7535 Claymont Court, Apt. #2      Trustee      firm); from 1981 to 1992, United States Senator
Belleville, IL  62223                          from Illinois.
--------------------------------- ------------ -------------------------------------------------
Barry Sommers (04/13/6931)        Executive    Since 1997, Managing Director and Head of
575 Lexington Avenue              Vice         Marketing and Sales for the Trust; from 1995 to
New York, NY  10022               President    1997, Vice President, Mutual Fund Sales,
                                               Goldman, Sachs & Co.
--------------------------------- ------------ -------------------------------------------------



--------------------------------- ------------ -------------------------------------------------
Name, (age date of birth) and     Position
address                           with Trust   Principal Occupation

--------------------------------- ------------ -------------------------------------------------
Stephen A. Bornstein (08/08/43    Vice         Managing Director of Bear Stearns, Legal
(56)                              President    Department; since 1997, General Counsel, BSAM.
575 Lexington Avenue              and
New York, NY  10022               Secretary
--------------------------------- ------------ -------------------------------------------------
Frank J. Maresca (10/05/5841)     Vice         Since 1997, Managing Director of Bear Stearns;
575 Lexington Avenue              President    Associate Director prior thereto; since 1997,
New York, NY  10022               and          Chief Executive Officer and President of BSFM;
                                  Treasurer    Executive Vice President prior thereto.
--------------------------------- ------------ -------------------------------------------------
Vincent L. Pereira (07/23/6534)   Assistant    Since 1999, Managing Director of Bear Stearns;
575 Lexington Avenue              Treasurer    Associate Director prior thereto; since 1997,
New York, NY  10022                            Executive Vice President, Treasurer and
                                               Secretary of BSFM; Vice President
                                               of BSFM prior thereto.
--------------------------------- ------------ -------------------------------------------------

               The Trust pays its Trustees and Advisory Trustees who are not employees of BSAM or its affiliates an annual retainer of $12,500, $1,000 per in-person meeting, $750 per telephone meeting, $500 per Audit Committee meeting (whether in-person or by telephone), and reimburses them for their expenses. The Trust does not compensate its officers. The following table shows the aggregate amount of compensation paid to each Trustee and Advisory Trustee by the Trust for the fiscal year ended March 31, 2001.

                              TRUSTEE COMPENSATION

                                                   (3)
                                               Pension or                               (5)
                                  (2)          Retirement            (4)               Total
                               Aggregate    Benefits Accrued      Estimated      Compensation from
            (1)              Compensation      as Part of      Annual Benefits   the Trust Paid to
   Name of Board Member      from Trust *   Trust's Expenses   from Retirement     Board Members
   --------------------      ------------   ----------------   ---------------     -------------
Peter M. Bren                   $15,500           None               None             $15,500
Alan J. Dixon (Advisory
Trustee)                        16,000            None               None              16,000
Doni L. Fordyce                  None             None               None               None
John S. Levy                    17,250            None               None              17,250
John R. McKernan, Jr. **         None             None               None               None
Michael Minikes                  None             None               None               None
M.B. Oglesby, Jr. ***           17,500            None               None              17,500
Robert E. Richardson            16,250            None               None              16,250
Robert M. Steinberg ***          None             None               None               None


*     Amount does not include reimbursed expenses for attending Board meetings.
**    Mr. McKernan resigned from the Board effective April 17, 2000.
*** Messrs. Oglesby and Steinberg resigned from the Board effective __________, 2001.

               Board members and officers of the Trust, as a group, owned less than 1% of any Portfolio's shares outstanding on June 29, 2001.

               The Board maintains an Audit Committee, whose members currently are Messrs. Bren, Richardson (Chairman) and, Levy. and Oglesby. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

               For so long as the Plan described in the section entitled "Management Arrangements-Distribution Plans" remains in effect, the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust. The Board has adopted a retirement policy that (i) requires a Trustee to retire before reaching the age of 75 and (ii) prohibits a Trustee who has reached the age of 72 from standing for re-election to the Board.

               No meetings of shareholders of the Trust will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


                             Management Arrangements

               The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Portfolios."

               General. On December 3, 1997, BSFM, the registered investment adviser of the Portfolios, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for the Trust and other affiliated and non-affiliated investment companies.

               Investment Advisory Agreement. BSAM provides investment advisory services to the Portfolio pursuant to an Amended and Restated Investment Advisory Agreement with the Trust approved by a majority of the Portfolio's shareholders on July___, 2001. The Advisory Agreement has an initial term of two years from the date of execution and will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) the vote of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the Portfolio, the Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

               BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, Director, Chief Investment Officer and Senior Managing Director; Doni
L. Fordyce, Director, President,, Chairmen of the Board, Chief Executive Officer, Chief Operations Officer and Senior Managing Director; Stephen A. Bornstein, General Counsel, Executive Vice President and Managing Director; and Warren J. Spector and Robert M. Steinberg, Directors.

               The following factors characterize BSAM's overall investment operations:

            o disciplined fundamental analysis augmented by identifying catalysts for improved financial results;

            o     first-hand knowledge of company management;

            o focus on long-term market efficiency and timeliness; not timing;

            o     active portfolio management with disciplined sell strategy;
                  and

            o direct access to Bear Stearns' Equity Research Department, whose analysts cover more than 1,100 companies in roughly 100 industries around the world.

               Portfolio Managers. BSAM provides investment advisory services to the Portfolio in accordance with its stated policies, subject to the approval of the Board. BSAM provides the Portfolio with a portfolio management team authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

               Advisory Fees. The following table shows the monthly fees that the Trust has agreed to pay BSAM for advisory services to the Portfolio, at the indicated annual percentage of the value of Portfolio's average daily net assets.


                                  Advisory Fee

------------------------------------ -------------------------------------------
 S&P STARS Opportunities Portfolio    0.75%
------------------------------------ -------------------------------------------

               Administration Agreement. BSFM provides certain administrative services to the Trust pursuant to the Administration Agreement with the Trust dated February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997, February 4, 1998, and July 29, 1999 and May __, 2001. The Administration Agreement was last approved as of February 7, 2000 and thereafter will be subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, provided that in either event its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement may be terminated without penalty on 60 days' notice by the Board or by vote of the holders of a majority of the Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to the Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

               For administrative services, the Trust has agreed to pay BSFM a monthly fee , on behalf of the Portfolio, equal to an annual rate of 0.15% of the Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of net assets above $5 billion, subject to a minimum annual fee of $150,000.

               Administrative Services Agreement. PFPC provides certain administrative services to the Portfolio pursuant to the Administrative Services Agreement with the Trust dated February 22, 1995, as revised September 8, 1997, and July 29, 1999 and May __, 2001. The Administrative Services Agreement may be terminated upon 60 days' notice by the Trust or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Trust 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Trust to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Trust in connection with such delegation.

               For administrative and accounting services, the Trust has agreed to pay PFPC a monthly fee, on behalf of the Portfolio, equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $150,000.

               Distribution Plans. Rule 12b-1 adopted by the SEC under Section 12 of the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. On April 17, 2000, the Trust's shareholders approved amended and restated distribution plans with respect to Class A, Class B and Class C shares (the "Distribution Plans"). The Board believes that there is a reasonable likelihood that the Distribution Plans will benefit the Portfolio and the holders of its Class A, Class B and Class C shares.

               The Board reviews a quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such affected shareholders and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Trust is required by a SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreement is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. Each Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement may be terminated without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Plan provides that to the extent that any payments made by Bear Stearns, BSFM, BSAM or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Portfolio shares within the context of Rule 12b-1, then such payments shall be deemed to be authorized by the Plan.

               Shareholder Servicing Plan. The Trust has adopted a shareholder servicing plan on behalf of Class A, Class B and Class C shares of the Portfolio (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Trust may enter into agreements under which the Portfolio pays fees of up to 0.25% of the average daily net assets of a share Class for expenses incurred in connection with the personal service and maintenance of Portfolio shareholder accounts, responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio.

               Expenses. The Trust bears all expenses incurred in its operation, except to the extent that BSAM specifically assumes them. The Trust bears the following expenses, among others: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, SEC fees, state Blue Sky qualification fees, advisory, administrative and Trust accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to the Portfolio are charged against the assets of the Portfolio; other expenses of the Trust are allocated among the other Portfolios or the Trust on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each other Portfolio.

               Expense Limitations. BSAM has agreed in writing to limit the expenses of the Portfolio to the amounts indicated in the Prospectus until July 31, 2002. These limits do not include any taxes, brokerage commissions, interest on borrowings and extraordinary expenses.

               Activities of BSAM and its Affiliates and Other Accounts Managed by BSAM. The involvement of BSAM, Bear Stearns and their affiliates in the management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolio or limit the Portfolios' investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio's investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolio could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolio's activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.


                        Purchase and Redemption of Shares

               The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "How to Buy Shares" and "How to Sell Shares."

               Distributor. Bear Stearns serves as the Portfolio's distributor on a best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997, February 4, 1998, and July 29, 1999 and May __, 2001, which is renewable annually. From time to time, Bear Stearns or its affiliates may pay, from its own resources, to broker-dealers or other financial institutions a fee related to the sale of the Portfolios's shares or the maintenance of shareholder accounts related to such shares.

               Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

               Sales Loads-Class A.

               The sales charge may vary depending on the dollar amount invested in the Portfolio. The public offering price for Class A shares of the Portfolio is the NAV of that class plus a sales load, which is imposed in accordance with the following schedule.

              FRONT END SALES LOAD SCHEDULE AND DEALER CONCESSIONS

                                  Equity Funds


                                                     TOTAL SALES LOAD

                                                                                    Dealer
                                              As a % of                            concessions as a
                                              offering price                       as a % of
Amount of Transaction                         per share          As a % of NAV      offering price
-------------------------------------------- ------------------ --------------- ------------------

Less than $50,000                                5.50%              5.82%           5.25%
$50,000 to less than $100,000                    4.75               4.99            4.25
$100,000 to less than $250,000                   3.75               3.90            3.25
$250,000 to less than $500,000                   2.75               2.83            2.50
$500,000 to less than $1,000,000                 2.00               2.04            1.75
$1,000,000 to less than $3,000,000*              0.00               0.00            1.25
$3,000,000 to less than $5,000,000               0.00               0.00            0.75
$5,000,000 and above                             0.00               0.00            0.50

--------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares up to one year after the date of purchase, a CDSC of 1.00% will be imposed at the time of redemption. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

               The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

               As described in the Prospectus, an investor may buy Class A shares of the Portfolio at NAV if the purchase is for $1,000,000 or more. In connection with such purchases, Bear Stearns will offer to pay dealers, from its own resources, up to 1.25% of the amount purchased. However, Bear Stearns will not pay this amount if the investor is a managed account over which BSAM has investment discretion, or if BSAM is responsible for the asset allocation with respect to such managed account.

               In addition, Class A shares of the Portfolio may be purchased at NAV by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise provides shareholder services in respect of Portfolio shares pursuant to agreements with the Trust or Bear Stearns: (i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker, and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in sections 401(a), 403(b) or 457 of the Code, and "rabbi trusts," provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in Portfolio shares. In connection with such purchases, Bear Stearns will offer to pay dealers, from its own resources, the following percentages of the amount purchased: 1.25% of purchases up to $2,999,999; 0.75% of purchases between $3,000,000 and $4,999,999; and 0.50% of purchases above $5,000,000.

               Redemption Commitment. The Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

               Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "Exchange") is restricted, as determined by applicable rules and regulations of the SEC, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of the Portfolio's securities or the valuation of the net assets of the Portfolio not reasonably practicable.

               Alternative Sales Arrangements - Class A, Class B, Class C and Class Y Shares. The availability of three classes of shares to individual investors permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at NAV (the "Class Y shares").

               The four classes of shares each represent an interest in the same portfolio investments of the Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class A, Class B and Class C shares and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which these Classes are subject.

               The methodology for calculating the NAV, dividends and distributions of the Portfolio's Class A, B, C and Y shares recognizes two types of expenses. Expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees,
(b) printing and postage expenses related to preparing and distributing Portfolio materials, shareholder reports, prospectuses and proxies to current shareholders of a specific class; (c) SEC and state registration fees incurred by a specific class; (d) the expense of administrative personnel and services as required to support the shareholders of a specific class; (e) litigation or legal expenses relating solely to a specific class; and (f) Trustees' fees incurred as a result of issues relating to a specific class. Any expenses of the Portfolio not allocated to a particular class is allocated to each class of the Portfolio on the basis of the NAV of that class in relation to the net asset value of the Portfolio. The Adviser, Distributor, Administrator and any other provider of services to the Trust may waive or reimburse the expenses of a particular class or classes, as long as such waiver does not result in cross subsidization between the classes.

               None of the instructions described elsewhere in the Prospectus or SAI for the purchase, redemption, reinvestment, exchange, or transfer of shares of the Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

                        Determination of Net Asset Value

               The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

               The Portfolio's share price, or "NAV" is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. Portfolio securities for which market quotations are readily available (which include those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. The Portfolio's NAV is calculated separately for each class by dividing the total value of the assets belonging to the Portfolio attributable to a class, less the value of any class-specific liabilities charged to the Portfolio by the total number of the Portfolio's shares of that class outstanding. "Assets belonging to" the Portfolio consist of the consideration received upon the issuance of Portfolio shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of the Trust not belonging to a particular Portfolio. Assets belonging to the Portfolio are charged with the direct liabilities of the Portfolio and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of the Portfolio and the Trust's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Trust's Board of Trustees as to the allocation of any assets or liabilities with respect to the Portfolio are conclusive. All cash, receivables and current payables are carried on the Portfolio's books at their face value.

               Short-term debt instruments ("money market securities"). The Portfolio may value short-term instruments (those acquired with remaining maturities of 60 days or less) at cost, plus or minus any amortized discount or premium, which approximates market value.

               Fixed-income securities. Substantially all fixed-income securities (including short-term instruments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more independent pricing services (the "Pricing Services") approved by the Trust's Board of Trustees. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and ask prices, provided that the Pricing Service believes those prices to reflect the fair market value of the securities. Other instruments valued by Pricing Services are carried at fair value as determined by the Pricing Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.

               Equity securities. Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more Pricing Services approved by the Board of Trustees. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

               Foreign securities. Foreign securities are valued by Pricing Services at the last quoted sales price, according to the broadest and most representative market, available at the time the Portfolio is valued. In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange. The effect of those events will not be reflected in a computation of the Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. The foreign currency exchange transactions of the Portfolio conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Forward currency contracts will be valued at the current cost of offsetting the contract.

               General. Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Trust's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Trust's Board of Trustees, are valued at fair value as determined in good faith by BSAM's Valuation Committee, pursuant to procedures approved by the Trust's Board. The Board reviews the method of valuation quarterly. In making their good faith valuation of restricted securities, the Valuation Committee generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (the Board will revise this discount periodically if it believes that the discount no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Valuation Committee.

               New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                      Taxes

               The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

               Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Portfolios. The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Portfolios or the implications to shareholders, and the discussions here and in the Portfolio's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Portfolios are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

               Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).

               Qualification as a Regulated Investment Company. The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

               If the Portfolio has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such future years. Under Code Sections 382 and 383, if the Portfolio has an ownership change, then the Portfolio's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Portfolio immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for July 2001 is 5.01%). The Portfolio will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Portfolio, there can be no assurance that the Portfolio will not have, or has not already had, an ownership change. If the Portfolio has or has had an ownership change, then the Portfolio will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Portfolio. Any distribution of such capital gain net income will be taxable to shareholders as described under "Portfolio Distributions," below.

               In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

               In general, gain or loss recognized by the Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Portfolio held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Portfolio elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

               Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending on the type of instrument at issue, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if the Portfolio has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Portfolios' shareholders.

               In general, for purposes of determining whether capital gain or loss recognized by the Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Portfolio involved) if (1) the asset is used to close a short sale (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a straddle (which term generally excludes a situation where the asset is stock and Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

               Any gain recognized by the Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

               Certain transactions that may be engaged in by the Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as Section 1256 Contracts. Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such
Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that previously was recognized upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a mixed straddle with other investments of the Portfolio that are not Section 1256 Contracts.

               The Portfolio may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in the Treasury regulations).

               The Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

               Finally, if the Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus
(ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will be taxable to the shareholders as an ordinary income dividend.

               Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

               In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, as to each issuer, the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of each such issuer and the Portfolio does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, FNMA, GNMA, and the Student Loan Marketing Association, are treated as U.S. government securities.

               If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction ("DRD") in the case of corporate shareholders.

               Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a taxable year election )). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

               For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

               The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

               Portfolio Distributions. The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by the Portfolio from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Portfolio will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

               Ordinary income dividends paid by the Portfolio with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Portfolio from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code Section 246(b) which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

               The Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. The Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Portfolio's disposition of domestic qualified small business stock will be subject to tax.

               Conversely, if the Portfolio elects to retain its net capital gain, the Portfolio will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

               Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income
(AMTI) over an exemption amount. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Portfolio into account (without a DRD) in determining their adjusted current earnings.

               Investment income that may be received by the Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Portfolio may elect to pass through to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

               Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

               Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

               Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

               The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or is an exempt recipient (such as a corporation).

               Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio (including an exchange of shares of the Portfolio for shares of another Portfolio) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the DRD for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

               If a shareholder (1) incurs a sales load in acquiring shares of the Portfolio, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

               Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ( foreign shareholder ), depends on whether the income from the Portfolio is effectively connected with a U.S. trade or business carried on by such shareholder.

               If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

               If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

               In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

               The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

               Effect of Future Legislation, State and Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

               Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.


                             Portfolio Transactions

               Equity Funds. BSAM assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

               Such supplemental information may be useful to BSAM in serving the Portfolio and the other Portfolios and funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to the Portfolio. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.

               In allocating brokerage commissions, BSAM may also take into consideration, consistent with applicable rules adopted by the NASD, the brokers' attitudes toward and interest in the sale of Portfolio shares in general and the marketing and sales support provided by such brokers to the Portfolio in particular. In such cases, BSAM may execute Portfolio trades (and trades for other accounts managed by BSAM) directly through broker-dealers that sell shares of the Portfolio or through other broker-dealers with which such selling broker-dealers have clearing arrangements.

               Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of the Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

               Allocation of Initial Public Offerings ("IPOs"). With respect to investment in large capitalization companies, the Portfolio does not generally participate in the market for IPOs because the portfolio management team follows a disciplined screening process that excludes securities that do not meet stringent operating history, market capitalization, liquidity, price/earnings ratio, cash flow, position size and investment horizon criteria. The Portfolio may occasionally participate in the IPO market, but the portfolio management team generally prefers companies with earnings histories and acceptable price multiples. The vast majority of IPOs allocated to BSAM are likely to be acquired by BSAM's private investment funds, which pay BSAM performance fee as well as asset-based fees for advisory services. These accounts are designed for aggressive investors seeking above-market returns who can tolerate virtually unrestricted investment strategies and the market risks, volatility, illiquidity, turnover and limited availability associated with IPOs.

               Additional Information About Portfolio Transactions. Prior to each quarterly meeting of the Board of Trustees of the Funds, BSAM will ascertain from the Bear Stearns block desk whether any transaction (other than agency cross trades) was executed during the quarter at a commission rate of less than 3(cent) a share for a customer other than the Funds and will report to the Funds' Board of Trustees the reason for such reduced commission rate. BSAM's head equity trader, in conjunction with the Funds' equity portfolio managers, continually reviews the performance of all of the broker-dealers who execute agency and over-the-counter transactions in equity securities for the Funds. The review criteria applicable to each broker-dealer include an appraisal of the execution capability of such broker-dealer based on the actual trades executed and the prices obtained therefor; the willingness of the broker-dealer to commit its own capital to complete transactions where necessary; the commissions charged by the broker-dealer relative to the commissions charged by other broker-dealers for similar transactions; the extent, timeliness and value of research and market information provided by the broker-dealer to BSAM's head equity trader and the portfolio managers of the Funds; the financial soundness of the broker-dealer;

and the general responsiveness of the broker-dealer to BSAM's trading requirements. Each quarter, BSAM's head equity trader will record the results of the brokerage review in a report to BSAM's Best Execution Committee. BSAM's Best Execution Committee will pre-approve all soft-dollar arrangements with broker-dealers, including trial programs, BSAM may also execute trader through broker-dealer approval by the head trader. Each quarter, a comprehensive list of brokers used by BSAM will be presented for approval to the Best Execution Committee.

               Portfolio Turnover. The portfolio turnover rate is a measure of the average buying and selling activity in the Portfolio. It refers to the percentage of the Portfolio that is bought and sold each year. Portfolio turnover may vary from year to year as well as within a year.

               In periods in which extraordinary market conditions prevail, BSAM will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSAM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

               To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                             Performance Information


               Average annual total return of the Portfolio for the 1-, 5-, and 10-year periods (or for periods of the Portfolio's operations) would equate the initial amount invested to the ending redeemable value, according to the following formula:

               P(1+T)n = ERV

               Where

               P      = a hypothetical initial payment of $1,000.
               T      = average annual total return.
               n      = number of years.
               ERV    = ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

               A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

               Total return of the Portfolio is calculated by subtracting the amount of the Portfolio's NAV (maximum offering price in the case of Class A) per share at the beginning of a stated period from the NAV at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the NAV (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the NAV at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.


                                 Code of Ethics

               Each of BSAM, the Sub-Adviser (collectively the "Advisers") and the Trust, on behalf of the Portfolio of the Trust, has adopted a Code of Ethics, that establishes standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. Under each Adviser's Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Advisers, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account or for any account in which he or she has any direct or indirect beneficial interest, without prior approval by the Trust or the applicable Adviser, as the case may be, or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; and (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Trust or the applicable Adviser, as the case may be. Certain transactions are exempt from item (1) of the previous sentence, including: (1) in the case of BSAM's Code of Ethics, any securities transaction, or series of related transactions, involving 500 or fewer shares of (i) an issuer with an average monthly trading volume of 100 million shares or more, or (ii) an issuer that has a market capitalization of $1 billion or greater; and (2) transactions in exempt securities or the purchase or sale of securities purchased or sold in exempt transactions.

               Each Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Adviser to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons of BSAM and the Sub-Adviser are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. Access persons of the Sub-Adviser are required to preclear securities transactions for all non-exempt securities and transactions. An access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Trust, should have known, at the time of the transaction, that, within a 15-day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. Each Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           Information about the Trust

               S&P STARS Opportunities Portfolio. BSAM has the right to use the S&P, Standard & Poor's and STARS trademarks for a fee in connection with the management of mutual funds and access to STARS through S&P's publicly available subscription service. Bear Stearns and S&P entered into a License Agreement dated October 1, 1994, as revised ______________, 2001, that, among other things, (i) grants Bear Stearns the non-exclusive right to use certain of S&P's proprietary trade names and trademarks for investment companies based, in whole or in part, on the STARS System, (ii) gives S&P the right to terminate the Agreement if Bear Stearns breaches its material terms, S&P ceases to publish STARS, legislative or regulatory changes negatively affect S&P's ability to license its trade names or trademarks, or certain litigation, (iii) provides that Bear Stearns will pay to S&P annual license fees based on a percentage of the net assets of any investment companies subject to the Agreement and (iv) provides for a partial reduction of the license fees to offset certain marketing expenses incurred by Bear Stearns in connection with the Portfolio.

               STARS is the centerpiece of OUTLOOK, S&P's flagship investment newsletter that has a high net worth readership of 25,000 weekly subscribers. STARS reaches more than 74,000 brokers and investment professionals on their desktop computers through MarketScope, S&P's on-line, real-time equity evaluation service, which is accessed more than one million times daily. S&P has more than 130 years' experience in providing financial information and analysis, offers more than 60 products and employs more than 50 experienced equity analysts. These analysts consider fundamental factors that are expected to impact growth, including industry and macroeconomic conditions and a company's operations, balance sheet, ability to finance growth, competitive market advantages, earnings per share growth and strength of management.

               "Standard & Poor's(R)," "S&P(R)," and "STARS(R)" are trademarks of Standard & Poor's and have been licensed for use by Bear Stearns. The S&P STARS and S&P STARS Opportunities Portfolios areis not sponsored, managed, advised, sold or promoted by S&P.

               General. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Portfolio's shares are classified into four classes-Class A, B, C and
Y. The Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shareholders will vote in the aggregate and not by class, except as otherwise required by law. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

               Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which the Adviser believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio.

               As discussed under "Management of the Trust," the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Board has authorized the creation of eleven Portfolios. All consideration received by the Trust for shares of the Portfolio and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, the Portfolio (and as to classes within the Portfolio) are treated separately from those of the other Portfolios (and classes). The Trust has the ability to create, from time to time, new Portfolios without shareholder approval.

               Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that the Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

               The term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

               The Trust will send annual and semi-annual financial statements to all its shareholders.


               Custodian, Transfer and Dividend Disbursing Agent,
                        Counsel and Independent Auditors

               Custodian -- General. CTC, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the custodian for the Portfolio. Under a custody agreement, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, the Portfolio pays CTC an annual fee of the greater of 0.015% of the value $0 to $1 billion, 0.08% of $1 billion to $2 billion, 0.07% of $2 billion to $5 billion and 0.05% of the domestic assets over $5 billion held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges that are payable monthly.

               Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund's board of directors to delegate to "Foreign Custody Managers" the selection and monitoring of foreign sub-custodian arrangements for the Trust's assets. Accordingly, the Board delegated these responsibilities to CTC and Brown Brothers Harriman & Co. "(Brown Brothers") 40 Water Street, Boston, Massachusetts 02109 pursuant to foreign custody manager agreements dated ____________, 2001. November 12, 1998 and November 25, 1998, respectively. As
Foreign Custody Managers, CTC and Brown Brothers will select the foreign subcustodians, contract with such foreign custodians and monitor the appropriateness of maintaining the Portfolios' assets with such foreign subcustodians. CTC and Brown Brothers must a) provide reports notifying the Board of the placement of the Portfolio's assets with a particular custodian of any material change in the Portfolio's arrangements and b) exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Portfolio assets would exercise, or to adhere to a higher standard of care, in performing the delegated responsibilities.must (a) determine that Trust assets held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust's foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, CTC and Brown Brothers will not evaluate a particular country's investment risks, such as (a) the use of compulsory depositories, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. CTC and Brown Brothers will provide to the Trust quarterly written reports regarding the Trust's foreign custody arrangements.

               Transfer and Dividend Disbursing Agent. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar.

               Neither CTC, Brown Brothers nor PFPC participates in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

               Counsel. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Trust.

               Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, are the independent auditors of the Trust.

                                    Appendix

               The following describes ratings assigned to money market funds by S&P and Moody's and to debt securities by S&P, Moody's, Fitch and Thomson BankWatch.

S&P Money Market Fund Ratings

               Money market fund ratings assess the safety of invested principal.

               AAAm. Safety is excellent. Superior capacity to maintain principal value and limit exposure to loss.

               AAm. Safety is very good. Strong capacity to maintain principal value and limit exposure to loss.

               Am. Safety is good. Sound capacity to maintain principal value and limit exposure to loss.

               BBBm. Safety is fair. Adequate capacity to maintain principal value and limit exposure to loss.

               BBm. Safety is uncertain. Vulnerable to loss of principal value.

               Bm. Safety is limited. Very vulnerable to loss of principal value.

               CCCm. Extremely vulnerable to loss of principal value.

               Dm. Fund has failed to maintain principal value; realized or unrealized losses exceed 0.5% of net asset value.

               G. The letter "G" follows the rating symbol when a fund's portfolio consists primarily of direct U.S. government securities.

               Plus (+) or minus (-). The ratings may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

               A money market fund rating is not directly comparable with an S&P issue-specific rating due to differences in investment characteristics, rating criteria, and creditworthiness of portfolio investments. For example, a money market fund portfolio provides greater liquidity, price stability, and diversification than a long-term bond, but not necessarily the credit quality that would be indicated by the corresponding issue rating. Ratings are not commentaries on yield levels.

               A money market fund rating is not a recommendation to buy, sell, or hold any security held or issued by the fund, inasmuch as it does not comment as to yield or suitability for a particular investor. Further, the rating may be changed, suspended, or withdrawn as a result of changes in or unavailability of information relating to the fund. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody's Money Market Fund Ratings

        Credit Quality Rating Definitions

        Moody's Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody's assessment of a fund's published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

        The rating definitions are as follows:

        Aaa. Money market funds rated Aaa are judged to be of an investment quality similar to Aaa-rated fixed income obligations, that is, they are judged to be of the best quality.

        Aa. Money market funds rated Aa are judged to be of an investment quality similar to Aa-rated fixed income obligations, that is, they are judged to be of high quality by all standards.

        A. Money market funds rated A are judged to be of an investment quality similar to A-rated fixed income obligations, that is, they are judged to possess many favorable investment attributes and are considered as upper-medium-grade investment vehicles.

        Baa. Money market funds rated Baa are judged to be of an investment quality similar to Baa-rated fixed income obligations, that is, they are considered as medium-grade investment vehicles.

        Ba. Money market funds rated Ba are judged to be of an investment quality similar to Ba-rated fixed income obligations, that is, they are judged to have speculative elements.

        B. Money market funds rated B are judged to be of an investment quality similar to B-rated fixed income obligations, that is, they generally lack characteristics of desirable investment.

S&P Bond Ratings

               AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

               AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

               A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

               BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

               BB, B, CCC, CC and C. Debt rated in these categories is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               CI. The rating CI is reserved for income bonds on which no interest is being paid.

               D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

               A-1. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

               A-2. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Bond Ratings

               Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba. Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

               Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

               P-1. The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

               P-2. Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Credit Ratings

               Long-Term Debt -- Investment Grade

               AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

               AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

               A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

               BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

               Long-Term Debt -- Speculative Grade

               BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

               B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

               CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

               DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

               Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

               Short-Term Debt

               F1. Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

               F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

               F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

               B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

               C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

               D.  Default.  Denotes actual or imminent payment default.

               Notes:

               "+" or "--" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC" or to short-term ratings other than "F1."

               "NR" indicates that Fitch does not rate the issuer or issue in question.

               "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

               Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Thomson BankWatch Bond Ratings

               Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by U.S. commercial banks, thrifts and non-bank banks; non-U.S. banks; and broker-dealers. The following summarizes the two highest rating categories used by Thomson BankWatch for long-term debt ratings:

               AAA. This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

               AA. This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

               A. The designation indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

               BBB. The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. "BBB" issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

               BB. While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

               B. Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

               CCC. Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

               CC. "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

               D.  In default.

               PLUS (+) or MINUS (-). The ratings may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Thomson BankWatch Short-Term Ratings

               Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less. The following summarizes the two highest ratings used by Thomson
BankWatch:

               TBW-1. This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

               TBW-2. This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                             THE BEAR STEARNS FUNDS

                            PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Agreement and Declaration of Trust of Registrant dated September 29, 1994. (1)

(a)(2)   Amendment to Agreement and Declaration of Trust dated October 5, 1994.
         (1)

(a)(3)   Amendment to Agreement and Declaration of Trust dated May 4, 2000. (2)

(b)      By-Laws of Registrant dated March 24, 1995. (1)

(c) The rights of holders of the securities being registered are set out in Articles III, V, VI, VII and VIII of the Agreement and Declaration of Trust, as amended, referenced in Exhibit (a) above, and in Article 11 of the By-Laws referenced in Exhibit (b) above.

(d)(1) Amended and Restated Investment Advisory Agreement dated April 17, 2000 between Registrant and Bear Stearns Asset Management Inc. ("BSAM"). (2)

(d)(2) Amended and Restated Sub-Investment Advisory Agreement dated April 17, 2000 between BSAM and Marvin & Palmer Associates, Inc. ("Marvin & Palmer"), with respect to the International Equity Portfolio. (2)

(e)(1) Distribution Agreement dated April 11, 1995 between Registrant and Bear, Stearns & Co. Inc. ("Bear Stearns"). 3

(e)(2)   Schedule I to the Distribution Agreement, as revised February 10, 1999.
         (2)

(f)      None.

(g)(1) Custody Agreement dated December 22, 1997 between Registrant, on behalf of each Portfolio other than the Emerging Markets Debt Portfolio (the "EMD Portfolio"), and Custodial Trust Company ("CTC") (Exhibit A revised as of July 13, 2000, Exhibit B revised as of May 4, 2000). (2)

(g)(2) Custody Agreement dated January 8, 1993 between Registrant and Brown Brothers Harriman & Co. ("Brown Brothers"), with respect to the EMD Portfolio, as amended May 15, 1997. (2)

(g)(3)   Foreign Custody Manager Agreement with CTC dated November 12, 1998. (2)

(g)(4) Foreign Custody Manager Delegation Agreement with Brown Brothers dated November 25, 1998. (2)


---------------

(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed electronically on November 9, 1995, accession number 0000950130-95-002359.

(2) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed electronically on July 20, 2000, accession number 0000950130-00-003961.

(3) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed electronically on July 28, 1998, accession number 0000922423-98-000722.

(h)(1)   Form of Dealer Agreement. (2)

(h)(2)   Form of Financial Institution Agency Agreement. (2)

(h)(3) Administration Agreement dated February 22, 1995 between Registrant and BSAM, as revised April 11, 1995. (1)

(h)(4) Schedule I to the BSAM Administration Agreement, as revised February 7, 2000. (2)

(h)(5) Administrative Services Agreement, as amended February 22, 1995, between Registrant and PFPC Inc. (1)

(h)(6) Exhibit A to the PFPC Administrative Services Agreement, as revised July 29, 1999. (2)

(i)(1)   Opinion of Kramer Levin Naftalis & Frankel LLP. (5)

(j)(1)   Comsent of Kramer Levin Naftalis & Frankel LLP.

(j)(2)   Consent of Deloitte & Touche LLP.

(k)      None.

(l)      None.

(m)(1) Amended and Restated Distribution Plans dated April 17, 2000 for Class A, B and C shares of each Portfolio of Registrant, other than the Prime Money Market Portfolio. (2)

(m)(2) Form of Shareholder Servicing Plan dated February 10, 1999 for Class A, B and C shares of each Portfolio of Registrant, other than the Prime Money Market Portfolio. (4)

(n)(1)   Rule 18f-3 Plan, as revised February 10, 1999. (3)

(n)(2) Schedules A, B, and E to the Rule 18f-3 Plan, as revised February 5, 2001. (5)

(p)(1)   Code of Ethics of Registrant dated November 12, 1998. (2)

(p)(2) Code of Ethics of BSAM dated November 12, 1998, as revised June 25, 1999 and February 5, 2001. (5)

(p)(3)   Code of Ethics of Marvin & Palmer, as revised April 6, 2000. (2)

         Certificate of Corporate Secretary. (1)

         Powers of Attorney of Peter M. Bren, Jr. and Michael Minikes. (3)

         Powers of Attorney of Doni L. Fordyce, John S. Levy and Robert E. Richardson. (2)

Item 24.       Persons Controlled by or Under Common Control with the Trust
               ------------------------------------------------------------

               Not Applicable


---------------

(4) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed electronically on May 14, 1999, accession number 0000950130-99-002992.

(5) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed electronically on June 6, 2001, accession number 0000922423-01-500306.

Item 25.   Indemnification

           Reference is made to Article VIII of Registrant's Agreement and Declaration of Trust (filed as an exhibit to Post-Effective Amendment No. 7 filed electronically on November 9, 1995). The application of these provisions is limited by Article 10 of Registrant's By-Laws (filed as Exhibit 2 to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference) and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

           Reference also is made to the Distribution Agreement previously filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed electronically on July 28, 1998.

Item 26.   Business and Other Connections of Investment Adviser

           Registrant is fulfilling the requirement of this Item 26 to provide a list of the officers and directors of BSAM, the investment adviser of Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BSAM or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by BSAM (SEC File No. 801-29862).

Item 27.   Principal Underwriters

           (a) Bear Stearns also acts as principal underwriter or depositor for Managed Securities Plus Fund, Inc.

           (b) Set forth below is a list of each executive officer and director of Bear Stearns. All Directors and Executive Officers are also Senior Managing Directors. The principal business address of each such person is 245 Park Avenue, New York, New York 10167, except as set forth below.

Name                        Positions and Offices with Bear Stearns
----                        -----------------------------------------

Executive Officers
------------------
Alan C. Greenberg          Chairman of the Board; Chairman of the Executive
                           Committee
James E. Cayne             Chief Executive Officer; President
Bruce E. Geismar           Chief Operations Officer
Kenneth L. Edlow           Secretary
Michael Minikes*           Treasurer
Mark  E. Lehman            Executive Vice President; General Counsel;
                           Chief Legal Officer
Alan D. Schwartz           Executive Vice President
Warren J. Spector          Executive Vice President

Name                        Positions and Offices with Bear Stearns
----                        -----------------------------------------

Samuel L. Molinaro Jr.     Chief Financial Officer;  Senior Vice
                           President -- Finance
E. John Rosenwald Jr.      Vice Chairman of the Board
Michael L. Tarnopol        Vice Chairman of the Board
Michael J. Abetamarco****  Controller
Peter  D. Cherasia         Chief Information Officer; Director
                           eCommerce Remove
Ronald Hersch              Director eCommerce Remove
Jeffrey M. Lipman          Assistant Secretary
Marc H. Feuer              Assistant Secretary Treasurer
Robert J. Schwartz         Assistant Treasurer
Allen B. Holeman           Chief Compliance Officer

Directors
----------

Denis A. Bovin       Daniel L. Keating   Michael Minikes         Alan D. Schwartz
James E. Cayne       John L. Knight      Samuel L. Molinaro Jr.  Warren J. Spector
Peter D. Cherasia    Mark E. Lehman      Donald R. Mullen Jr.    Robert M. Steinberg
Ralph R. Cioffi      David A. Liebowitz  Fares D. Noujaim        Donald W. Tang
Barry J. Cohen       Bruce M. Lisman     Craig M. Overlander     Michael L. Tarnopol
Wendy L. de Monchaux Roland N. Livney    Stephen E. Raphael      Michael J. Urfirer
Bruce E. Geismar     Jeffrey Mayer       E. John Rosenwald Jr.   Eli Wachtel
Alan C. Greenberg    Gary M. McLoughlin  Richard B. Sachs        Uzi Zucker
Richard Lindsey

Director Emeritus
-----------------
John H. Slade


Item 28.   Location of Accounts and Records

           1.         Bear Stearns Funds Management Inc.
                      575 Lexington Avenue
                      New York, New York 10022
                      (records relating to operations of Registrant)

           2.         The Bear Stearns Funds
                      575 Lexington Avenue
                      New York, New York 10022
                      (records relating to Registrant)

           3.         Bear Stearns Asset Management Inc.
                      575 Lexington Avenue
                      New York, New York 10022
                      (advisory records)

           4.         Custodial Trust Company
                      101 Carnegie Center
                      Princeton, New Jersey 08540
                      (records of Registrant and BSAM)


---------------

** Mr. Abatemarco's principal address is 1 Metrotech Center North, Brooklyn, New York 11201-3859

           5.         PFPC Inc.
                      Bellevue Corporate Center
                      400 Bellevue Parkway
                      Wilmington, Delaware 19809
                      (certain accounting, financial and shareholder records)

           6.         Marvin & Palmer Associates, Inc.
                      1201 North Market Street, Suite 2300
                      Wilmington, Delaware 19801-2545
                      (records relating to its function as investment sub-adviser for the
                      International Equity Portfolio)

Item 29.   Management Services

           Not Applicable

Item 30.   Undertakings

           None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of July, 2001.

                                            THE BEAR STEARNS FUNDS
                                               (Registrant)


                                            By: /s/ Doni L. Fordyce
                                               ------------------------------
                                                   Doni L. Fordyce
                                                   President

           Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                 Title                                    Date
---------                 -----                                    -----

/s/ Doni L. Fordyce       President (Principal Executive Officer)  July 18, 2001
--------------------      and Trustee
Doni L. Fordyce

/s/ Frank J. Maresca      Vice President and Treasurer             July 18, 2001
--------------------      (Principal Financial and Accounting
Frank J. Maresca          Officer)

/s/                 *     Trustee                                  July 18, 2001
--------------------
Peter M. Bren

/s/                 *     Trustee                                  July 18, 2001
--------------------
John S. Levy

/s/                 *     Trustee                                  July 18, 2001
--------------------
Michael Minikes

/s/                 *     Trustee                                  July 18, 2001
--------------------
Robert E. Richardson

* By: /s/ Frank J. Maresca
      --------------------
        Frank J. Maresca,
        Attorney-in-Fact

                             THE BEAR STEARNS FUNDS

                                INDEX TO EXHIBITS


EX-99.j     Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.j     Consent of Deloitte & Touche LLP.